UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NUVEEN MULTISTATE TRUST III
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒   No fee required.

☐   Fee paid previously with preliminary materials.

☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Important Notice to Fund Shareholders

October 13, 2023

Although we recommend that you read the complete Joint Proxy Statement, for your convenience, we have provided a brief overview of the proposal to be voted on.

Q.	Why am I receiving this Joint Proxy Statement?

A.

This year, you and other shareholders of each of Nuveen Municipal Trust, Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV and Nuveen Managed Accounts Portfolios Trust (each trust individually, a “Trust” and collectively, the “Trusts”), on behalf of each series of each Trust (each series of each Trust, as identified on Appendix A to the enclosed Joint Proxy Statement, individually a “Fund,” and collectively, the “Funds”) are being asked to approve the election of board members to serve on your Fund’s board of trustees (the “Board” and the trustees, “Board Members”). The list of nominees is contained in the enclosed Joint Proxy Statement.

The Funds and certain other investment companies advised by the investment adviser to the Funds and its affiliates are currently overseen by two separate groups of board members. One of these groups consists of the current board members of the funds advised by Nuveen Fund Advisors, LLC (referred to herein as the “Nuveen Funds,” and board members thereof as the “Nuveen Board Members”). The other group consists of the current board members of the mutual funds advised by Teachers Advisors, LLC that are series of the TIAA-CREF Funds and the TIAA-CREF Life Funds (referred to herein as the “TC Funds,” and the board members thereof as the “TC Board Members”). Except as otherwise noted, the Nuveen Funds and the TC Funds are collectively referred to herein as the “Fund Complex.”

The Nuveen Board Members and the TC Board Members separately determined to approve the alignment and consolidation of the membership of the boards so that all funds in the Fund Complex are overseen by the same board members. Accordingly, your Board has proposed the election of twelve (12) Board Members. Eight (8) of the nominees currently serve as Nuveen Board Members. Four (4) of the nominees currently serve as TC Board Members.

Two (2) of the current Nuveen Board Members are expected to retire effective as of December 31, 2023 in accordance with the retirement policies adopted by the Nuveen Funds boards and therefore are not standing for re-election.

Your Fund’s Board unanimously recommends that you vote FOR each of the nominees.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, your Fund may not be able to hold the meeting or the vote, and additional solicitation costs may need to be incurred in order to obtain sufficient shareholder participation.

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Q.	Why am I being asked to elect each of the nominees as Board Members?

A.

Each of the nominees either currently serves as a Nuveen Board Member or a TC Board Member. The election of the nominees is part of the intended alignment and consolidation of the membership of the boards of the Nuveen Funds with membership of the boards of the TC Funds. If shareholders approve the election of all of the nominees, your Fund’s Board’s membership will be expanded to include the four nominees who currently serve as TC Board Members. Each nominee would not be deemed an “interested person” as that term is defined under the Investment Company Act of 1940, as amended.

The election of all of the nominees will bring the membership of the boards of the Fund Complex into alignment such that funds in the Fund Complex are overseen by the same group of board members.

Your Fund’s Board has approved the proposal after evaluating the potential benefits of aligning and consolidating the boards of funds in the Fund Complex and considering the background, skills, experience and other attributes of the nominees who would make up the consolidated board.

Please note that separate proxy statements are being sent to shareholders of certain other Nuveen Funds and to shareholders of the TC Funds, who are being asked to vote on the election of the same slate of nominees to the boards of their respective funds.

Q.	What will be some of the benefits of the consolidation for shareholders?

A.	The consolidation of the Board is expected to:

•	Generate cost efficiencies and expense savings that would benefit shareholders; Fund management estimates that nearly all identified savings will accrue directly to Fund shareholders.

•	Align the Fund Complex and its Board with Nuveen LLC’s operating model to promote growth across new, as well as similar, investment products.

•	Facilitate negotiating with vendors as a unified Fund Complex to obtain expected economies of scale and to standardize servicing.

•	Expand marketing and distribution opportunities associated with presenting the TC Funds and Nuveen Funds to the marketplace as one Fund Complex and grow investor engagement.

•	Eliminate duplicate efforts in Board operations.

Q.	What are some examples of the potential economic/cost benefits to shareholders?

A.

Over time, shareholders of the Funds may experience economic benefits due to reduced or eliminated contractual fees/expenses, including the potential for reduced third-party vendor fees as the result of management being able to renegotiate as one consolidated Fund Complex. Other cost savings may arise due to economies of scale if assets grow as a combined Fund Complex.

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Q.	Why is this change occurring now?

A.

As Nuveen LLC’s funds business has evolved, your Board and Fund management believe that the prospective benefits of the Board consolidation (as noted above) will be advantageous for all Fund shareholders. The Board and Fund management also believe that individual investor engagement with the TC Funds and Nuveen Funds can be grown more effectively by presenting the Fund Complex to the marketplace as “one fund family” with one common source of oversight—i.e., a combined Board.

Shareholders are expected to benefit from expense reductions, as well as potential incremental savings from economies of scale and the benefits of asset growth shared across the Fund Complex.

Q.	How does the Board consolidation impact my Fund’s investment strategy or fees?

A.	The Board consolidation will not impact any Fund’s investment strategy or increase any Fund’s fees.

Q.	Whom do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, your Fund’s proxy solicitor, at 888-916-1716 with your proxy material.

Q.	How do I vote my shares?

A.	You may vote at the meeting, by mail, by telephone or over the Internet:

•	To vote at the meeting, please follow the instructions below for attending the meeting, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	How can I attend the meeting?

A.

The meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the meeting only if you were a shareholder of your Fund as of the close of business on October 5, 2023, or if you hold a valid proxy for the meeting. There is no physical location for the meeting.

You will be able to attend the meeting online and submit your questions during the meeting by visiting meetnow.global/MU6Y5XM. You also will be able to vote your shares online by attending the meeting by webcast. To participate in the meeting, you will need to

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log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 2:00 p.m., Central time, on November 20, 2023. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined herein.

Q.	How do I register to attend the meeting virtually on the Internet?

A.

If your shares are registered in your name, you do not need to register to attend the meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the meeting virtually on the Internet.

To register to attend the meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the meeting date.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Funds, to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q.	How does the Board suggest that I vote?

A.	The Board unanimously recommends that shareholders vote FOR the election of each of the nominees named herein.

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333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

Notice of Special Meeting

of Shareholders

to be held on November 20, 2023

Nuveen Municipal Trust	Nuveen Multistate Trust III
Nuveen All-American Municipal Bond Fund	Nuveen Georgia Municipal Bond Fund
Nuveen High Yield Municipal Bond Fund	Nuveen Louisiana Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund	Nuveen North Carolina Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund
Nuveen Short Duration High Yield Municipal Bond Fund
Nuveen Strategic Municipal Opportunities Fund

Nuveen Multistate Trust I	Nuveen Multistate Trust IV
Nuveen Arizona Municipal Bond Fund	Nuveen Kansas Municipal Bond Fund
Nuveen Colorado Municipal Bond Fund	Nuveen Kentucky Municipal Bond Fund
Nuveen Maryland Municipal Bond Fund	Nuveen Michigan Municipal Bond Fund
Nuveen New Mexico Municipal Bond Fund	Nuveen Missouri Municipal Bond Fund
Nuveen Pennsylvania Municipal Bond Fund	Nuveen Ohio Municipal Bond Fund
Nuveen Virginia Municipal Bond Fund	Nuveen Wisconsin Municipal Bond Fund

Nuveen Multistate Trust II	Nuveen Managed Accounts Portfolios Trust
Nuveen California High Yield Municipal Bond Fund	Municipal Total Return Managed Accounts Portfolio
Nuveen California Municipal Bond Fund	Nuveen Core Impact Bond Managed Accounts Portfolio
Nuveen Connecticut Municipal Bond Fund	Nuveen Emerging Markets Debt Managed Accounts Portfolio
Nuveen Massachusetts Municipal Bond Fund	Nuveen High Yield Managed Accounts Portfolio
Nuveen New Jersey Municipal Bond Fund	Nuveen Preferred Securities and Income Managed Accounts Portfolio
Nuveen New York Municipal Bond Fund	Nuveen Securitized Credit Managed Accounts Portfolio

October 13, 2023

To the Shareholders of the Above Funds:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of each of Nuveen Municipal Trust, Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV and Nuveen Managed Accounts Portfolios

Trust (each trust individually, a “Trust” and collectively, the “Trusts”), on behalf of each series of each Trust (each series of each Trust, as identified above and on Appendix A to the enclosed Joint Proxy Statement, individually a “Fund,” and collectively, the “Funds”), will be held on Monday, November 20, 2023, at 2:00 p.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

The purposes of the Meeting are:

1.	To elect twelve (12) individuals to serve as Board Members for indefinite terms and until their successors shall take office; and

2.	To address any other business that may properly come before the Meeting.

All shareholders are cordially invited to attend the Meeting, which will be held online as discussed in further detail below. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Shareholders of record as of the close of business on October 5, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. There is no physical location for the Meeting. Shareholders will be able to attend the Meeting online and submit their questions during the Meeting by visiting meetnow.global/MU6Y5XM. Shareholders will also be able to vote their shares online by attending the Meeting by webcast. To participate in the Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions contained in the enclosed Joint Proxy Statement.

/s/ Mark Czarniecki

Mark Czarniecki
Vice President and Secretary

333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

Joint Proxy Statement

October 13, 2023

This Joint Proxy Statement is first being mailed to shareholders on or about October 13, 2023.

Nuveen Municipal Trust

Nuveen All-American Municipal Bond Fund

Nuveen High Yield Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen Short Duration High Yield Municipal Bond Fund

Nuveen Strategic Municipal Opportunities Fund

Nuveen Multistate Trust III

Nuveen Georgia Municipal Bond Fund

Nuveen Louisiana Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

Nuveen Multistate Trust I

Nuveen Arizona Municipal Bond Fund

Nuveen Colorado Municipal Bond Fund

Nuveen Maryland Municipal Bond Fund

Nuveen New Mexico Municipal Bond Fund

Nuveen Pennsylvania Municipal Bond Fund

Nuveen Virginia Municipal Bond Fund

Nuveen Multistate Trust IV

Nuveen Kansas Municipal Bond Fund

Nuveen Kentucky Municipal Bond Fund

Nuveen Michigan Municipal Bond Fund

Nuveen Missouri Municipal Bond Fund

Nuveen Ohio Municipal Bond Fund

Nuveen Wisconsin Municipal Bond Fund

Nuveen Multistate Trust II

Nuveen California High Yield Municipal Bond Fund

Nuveen California Municipal Bond Fund

Nuveen Connecticut Municipal Bond Fund

Nuveen Massachusetts Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

Nuveen Managed Accounts Portfolios Trust

Municipal Total Return Managed Accounts Portfolio

Nuveen Core Impact Bond Managed Accounts Portfolio

Nuveen Emerging Markets Debt Managed Accounts Portfolio

Nuveen High Yield Managed Accounts Portfolio

Nuveen Preferred Securities and Income Managed Accounts Portfolio

Nuveen Securitized Credit Managed Accounts Portfolio

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” and each trustee a “Board Member” and collectively, the “Board

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Members”) of each of Nuveen Municipal Trust, Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV and Nuveen Managed Accounts Portfolios Trust (each trust individually, a “Trust” and collectively, the “Trusts”), on behalf of each series of each Trust (each series of each Trust, as identified above and on Appendix A, individually a “Fund,” and collectively, the “Funds”), of proxies to be voted at the Special Meeting of Shareholders to be held (along with the meeting of shareholders of certain other Nuveen Funds and TC Funds, each as defined herein) on Monday, November 20, 2023, at 2:00 p.m., Central time (the “Meeting”), and at any and all adjournments, postponements or delays thereof. Appendix A sets forth the name of each Fund and the abbreviated name of each Fund by which such Fund is referred to in this Joint Proxy Statement.

Proposal

1.	To elect twelve (12) individuals to serve as Board Members for indefinite terms and until their successors shall take office.

Voting Information

Shareholders of record as of the close of business on October 5, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. There is no physical location for the Meeting. Shareholders will be able to attend the Meeting online and submit their questions during the Meeting by visiting meetnow.global/MU6Y5XM. Shareholders will also be able to vote their shares online by attending the Meeting by webcast. To participate in the Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions contained in this Joint Proxy Statement.

On the proposal coming before the Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted FOR the election of each of the Board Member nominees listed in this Joint Proxy Statement.

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending and voting at the Meeting. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

A quorum of shareholders is required to take action at the Meeting. One-third of the shares entitled to vote at the Meeting, represented in person (virtually) or by proxy, will constitute a quorum of shareholders at the Meeting. Votes cast by proxy or in person (virtually) at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by

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brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the proposal.

Broker-dealers who are not members of the New York Stock Exchange may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

The details of the proposal to be voted on by the shareholders of each Fund and the vote required for approval of the proposal are set forth under the description of the proposal below.

The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the interests of each Fund in light of the similar proposal being considered and voted on by the shareholders of each Fund. Certain other Nuveen Funds, not listed in this Joint Proxy Statement, as well as the TC Funds, will also hold meetings of shareholders with similar proposals. If you were also a shareholder of record of one or more of those other funds on the record date established for the meetings of shareholders of such other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds. The shareholders of record as of the Record Date of each of the Trusts, voting together, will be entitled to elect the Board Members. Shareholders of each Trust will vote separately on the proposal. The vote of each Trust will include each Fund that is a series of that Trust. In any event, an unfavorable vote on the proposal by the shareholders of one Trust will not affect the implementation of the proposal by another Trust if the proposal is approved by the shareholders of that Trust.

Each outstanding full share of a Fund is entitled to one vote and each outstanding fractional share is entitled to a proportionate fractional share of one vote. Fractional votes will be counted.

Shares Outstanding

Appendix A lists the shares of each class of each Fund that were issued and outstanding as of the Record Date.

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PROPOSAL ONE: ELECTION OF BOARD MEMBERS

The purpose of the Meeting is to elect members to the Board. Each Board Member will be elected to serve an indefinite term until his or her successor shall take office. The maximum number of Board Members has been fixed at twelve.

Board Consolidation

The Funds and certain other investment companies advised by the investment adviser to the Funds and its affiliates are currently overseen by two separate groups of board members. One of these groups consists of the current board members of the funds advised by Nuveen Fund Advisors, LLC (referred to herein as the “Nuveen Funds,” and board members thereof as the “Nuveen Board Members”). The other group consists of the current board members of the mutual funds advised by Teachers Advisors, LLC that are series of the TIAA-CREF Funds and the TIAA-CREF Life Funds (referred to herein as the “TC Funds,” and the board members thereof as the “TC Board Members”). Except as otherwise noted, the Nuveen Funds and the TC Funds are collectively referred to herein as the “Fund Complex.”

Each of Nuveen Fund Advisors, LLC and Teachers Advisors, LLC is an indirect, wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity.

The Nuveen Board Members and the TC Board Members separately determined to approve the alignment and consolidation of the membership of the boards so that all funds in the Fund Complex are overseen by the same board members. Accordingly, your Board has proposed the election of twelve (12) Board Members. Eight (8) of the nominees currently serve as Nuveen Board Members. Four (4) of the nominees currently serve as TC Board Members.

As noted above, each of the nominees either currently serves as a Nuveen Board Member or a TC Board Member. The election of the nominees is part of the intended alignment and consolidation of the membership of the boards of the Nuveen Funds with membership of the boards of the TC Funds. If shareholders approve the election of all of the nominees, the membership of the Nuveen Funds boards will be expanded to include the four nominees who currently serve as TC Board Members.

The election of all of the nominees will bring the membership of the boards of the Fund Complex into alignment such that funds in the Fund Complex are overseen by the same group of board members.

The board consolidation is expected to (i) generate cost efficiencies and expense savings that would benefit Fund shareholders; (ii) align the Fund Complex and its Board with Nuveen LLC’s (“Nuveen”) operating model to promote growth across new, as well as similar, investment products; (iii) facilitate negotiating with vendors as a unified Fund Complex to obtain expected economies of scale and to standardize servicing; (iv) expand marketing and distribution opportunities associated with presenting the TC Funds and Nuveen Funds to the marketplace as one Fund Complex and grow investor engagement; and (v) eliminate duplicate efforts in Board operations.

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Over time, shareholders of the Funds may experience economic benefits due to reduced or eliminated contractual fees/expenses, including the potential for reduced third-party vendor fees as the result of management being able to renegotiate as one consolidated Fund Complex. Other cost savings may arise due to economies of scale if assets grow as a combined Fund Complex.

Your Board believes that the prospective benefits of the board consolidation will be advantageous to all Fund shareholders.

Your Fund’s Board has approved the proposal after evaluating the potential benefits of aligning and consolidating the boards of funds in the Fund Complex and considering the background, skills, experience and other attributes of the nominees who would make up the consolidated board.

Please note that separate proxy statements are being sent to shareholders of certain other Nuveen Funds and to shareholders of the TC Funds, who are being asked to vote on the election of the same slate of nominees to the boards of the respective funds.

Nominees

Twelve (12) nominees, including Amy B. R. Lancellotta, Joanne T. Medero, Albin F. Moschner, John K. Nelson, Matthew Thornton III, Terence J. Toth, Margaret L. Wolff and Robert L. Young, each a current Nuveen Board Member, and Joseph A. Boateng, Michael A. Forrester, Thomas J. Kenny and Loren M. Starr, each a TC Board Member, are standing for election at the Meeting. Nominees for election as Board Members are to be elected by all shareholders of a Trust to serve a term until their successors shall have been duly elected and qualified. Information about each of these twelve nominees is set forth below.

The Board of each Trust is currently composed of ten (10) Board Members: Jack B. Evans, William C. Hunter, Amy B. R. Lancellotta, Joanne T. Medero, Albin F. Moschner, John K. Nelson, Matthew Thornton III, Terence J. Toth, Margaret L. Wolff and Robert L. Young. Mr. Evans and Dr. Hunter are expected to retire effective as of December 31, 2023 in accordance with the retirement policies adopted by the Nuveen Funds boards and therefore are not standing for re-election.

Mr. Evans, Dr. Hunter, Mr. Moschner, Mr. Nelson, Mr. Thornton III, Mr. Toth, Ms. Wolff and Mr. Young were last elected to each Trust’s Board at a special meeting of shareholders held on November 16, 2020. Ms. Lancellotta and Ms. Medero were each appointed as a Board Member of each Trust effective as of June 1, 2021.

If elected at the Meeting, Mr. Boateng, Mr. Forrester, Mr. Kenny and Mr. Starr are expected to be seated as Board Members of each Trust effective as of January 1, 2024.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of each of the nominees listed above unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Trust if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Trust’s present Board.

All Board Member nominees are not “interested persons” as defined in the Investment Company Act of 1940, as amended, of the Funds or of Nuveen Fund Advisors, LLC, the Funds’

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investment adviser (the “Adviser”), and have never been an employee or director of TIAA or Nuveen, the Adviser’s parent companies, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board, which is composed entirely of Trustees who are Independent Board Members, unanimously recommends that shareholders vote FOR the election of each of the nominees named herein.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years

CURRENT BOARD MEMBERS WHO ARE NOMINEES

Amy B. R. Lancellotta 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Indefinite Length of service: Since 2021

Formerly, Managing Director, Independent Directors Council (“IDC”) (2006-2019) (supports the fund independent director community and is part of the Investment

Company Institute (“ICI”), which

represents regulated investment

companies); formerly, various positions with ICI (1989-2006)

				135(3)	President and Member of the Board of Directors (since 2020), Jewish Coalition Against Domestic Abuse (JCADA).

Joanne T. Medero 333 West Wacker Drive Chicago, IL 60606 1954	Board Member	Term: Indefinite Length of service: Since 2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989).	135(3)	Member (since 2019) of the Board of Directors of the Baltic-American Freedom Foundation.

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years

Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Board Member	Term: Indefinite Length of service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC (management consulting) (since 2012); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President Verizon Card Services division of Verizon Communications, Inc. (telecommunication services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice President of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	135(3)	Formerly, Chairman (2019) and Director (2012-2019), USA Technologies, Inc. (a provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016).

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Indefinite Length of service: Since 2013	Formerly, Senior External Advisor to the Financial Services practice of Deloitte Consulting LLP (2012-2014); Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	135(3)	Member of the Board of Directors (since 2008) of Core12 LLC. Former Member of the President’s Council (2010-2019) of Fordham University; Former Director (2009-2018) of the Curran Center for Catholic American Studies.

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years

Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	Board Member	Term: Indefinite Length of service: Since 2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx.	135(3)

Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops,

manufactures, distributes and sells paints, coating and related products); Member of the Board of Directors (since 2020), Crown Castle International (provider of communications infrastructure). Former Member of the Board of Directors (2012-2018), Safe Kids Worldwide.

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Indefinite Length of service: Since 2008

Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director, Quality Control Corporation (manufacturing) (2012-2021); formerly, Director, Fulcrum IT services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, Legal & General Investment

Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007) and Northern Trust Hong Kong Board (1997-2004).

				135(3)	Chair and Member of the Board of Directors (since 2021), Kehrein Center for the Arts; Member of the Board of Directors (philanthropy) (since 2008), Catalyst Schools of Chicago; Member of the Board of Directors (since 2012) (and Former Investment Committee Chair (2017-2022)), Mather Foundation (philanthropy). formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016).

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years

Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Indefinite Length of service: Since 2016	Formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services) (2005-2014).	135(3)	Member of the Board of Trustees (since 2005) of New York-Presbyterian Hospital. Member of the Board of Trustees (since 2004) (and former Chair (2015-2022)), The John A. Hartford Foundation (philanthropy dedicated to improving the care older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.

Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Indefinite Length of service: Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc. (1999-2017).	135(3)	None.

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years
NOMINEES WHO ARE NOT CURRENTLY BOARD MEMBERS

Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 1963	None	Term: Indefinite Length of Service: Not Applicable	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans, Johnson & Johnson (2002-2006).	88(3)	Board Member, Lumina Foundation (since 2018) and Waterside School (since 2021); Board Member (2012-2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2012), The Seattle Foundation.

Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 1967	None	Term: Indefinite Length of Service: Not Applicable	Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC.	88(3)	Trustee Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the IDC.

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years

Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 1963	None	Term: Indefinite Length of Service: Not Applicable	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management.	88(3)	Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare. Former Director (2012-2022) and Finance Committee Chair (2016-2022), Sansum Clinic; Former Advisory Board Member (2017-2019), B’Box; former Member (2011-2022), the University of California at Santa Barbara Arts and Lectures Advisory Council; former Investment Committee Member (2012-2020), Cottage Health System; Board Member (2009-2019) and former President of the Board (2014-2018) of Crane Country Day School.

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years

Loren M. Starr c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 1961	None	Term: Indefinite Length of Service: Not Applicable	Independent Consultant/Advisor (2021–Present). Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd.	88(3)	Director (since 2023), AMG. Former Chair and Member of the Board of Directors (2014-2021), Georgia Leadership Institute for School Improvement (GLISI); Former Chair and Member of the Board of Trustees (2015-2018), Georgia Council on Economic Education (GCEE).
CURRENT BOARD MEMBERS WHO ARE NOT STANDING FOR REELECTION AS NOMINEES

Jack B. Evans(4) 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Indefinite Length of service: Since 1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation (private philanthropic corporation); Life Trustee of Coe College; formerly, Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (1997-2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc. (regional financial services firm); Member and President Pro Tem of the Board of Regents for the State of Iowa University System (2007-2013); Director (1996-2015), The Gazette Company (media and publishing).	135	Formerly, Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director (2000-2004), Alliant Energy.

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years

William C. Hunter(4) 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Indefinite Length of service: Since 2003	Dean Emeritus, formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance (2003-2006), School of Business at the University of Connecticut; previously, Senior Vice President and Director of Research (1995-2003) at the Federal Reserve Bank of Chicago.	135	Director (since 2009) of Wellmark, Inc.; formerly, Director (2004-2018) of Xerox Corporation.

(1)	Length of Time Served of the current Board Members indicates the year in which the individual became a Board Member of a Nuveen Fund.
(2)	As used in this table, the Fund Complex consists of the Nuveen Funds, the TC Funds, CREF and TIAA Separate Account VA-1 (“VA-1”).
(3)

In connection with the board consolidation, each nominee is also standing for election, or expected to be appointed, to oversee additional funds in the Fund Complex. If so elected, the Number of Portfolios in the Fund Complex Overseen by each Board Member will be as follows on January 1, 2024:

Joseph A. Boateng	191
Michael A. Forrester	191
Thomas J. Kenny	214
Amy B.R. Lancellotta	214
Joanne T. Medero	214
Albin F. Moschner	214
John K. Nelson	214
Loren M. Starr	213
Matthew Thornton III	214
Terence J. Toth	214
Margaret L. Wolff	214
Robert L. Young	214

In addition, certain nominees may from time to time prior to the Meeting be appointed or elected to other boards overseeing additional portfolios in the Fund Complex.

(4)	Dr. Hunter and Mr. Evans are expected to retire from the Board, effective as of December 31, 2023, and therefore are not standing for election at the Meeting.

Fund Share Ownership

In order to create an appropriate identity of interests between Board Members and shareholders, the Nuveen Funds boards have adopted a governance principle pursuant to which

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each Board Member has been expected to invest, either directly or on a deferred basis, at least the equivalent of one year of board compensation in funds in the Nuveen Funds.

The dollar range of equity securities beneficially owned by each Board Member and nominee in each Fund and all funds in the family of investment companies overseen or to be overseen by the Board Member or nominee as of December 31, 2022 is set forth in Appendix B.

As of December 31, 2022, each Board Member, nominee or executive officer individually, and the Board Members, nominees and executive officers as a group, beneficially owned less than 1% of the outstanding shares of each Fund.

Compensation

Prior to January 1, 2023, Independent Board Members received a $205,000 annual retainer, plus they received (a) a fee of $7,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance was required and $3,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,250 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $5,000 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,250 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Open-End Funds Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chair of the Board received $125,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Open-End Funds Committee received $20,000 each as additional retainers. Independent Board Members also received a fee of $3,500 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting was held. When ad hoc committees are organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committee; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not

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required. Any compensation paid to the Independent Board Members as members of ad hoc committees is temporary in nature and not expected to be long-term, ongoing compensation. The annual retainer, fees and expenses were allocated among the Nuveen Funds on the basis of relative net assets, although management may have, in its discretion, established a minimum amount to be allocated to each fund. In certain instances fees and expenses were allocated only to those Nuveen Funds that were discussed at a given meeting. In certain circumstances, such as during the COVID-19 pandemic, the Board may have held in-person meetings by telephonic or videographic means and were compensated at the in-person rate.

Effective January 1, 2023, Independent Board Members receive a $210,000 annual retainer, plus they receive (a) a fee of $7,250 per day for attendance at regularly scheduled meetings of the Board; (b) a fee of $4,000 per meeting for attendance at special, non-regularly scheduled Board meetings; (c) a fee of $2,500 per meeting for attendance at Audit Committee meetings, Open-End Fund Committee meetings and Investment Committee Meetings; (d) a fee of $5,000 per meeting for attendance at Compliance, Risk Management and Regulatory Oversight Committee meetings; (e) a fee of $1,250 per meeting for attendance at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance at all other committee meetings, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chair of the Board receives $140,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee, the Open-End Funds Committee and the Investment Committee receive $20,000 each as additional retainers. Independent Board Members also receive a fee of $5,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. Per meeting fees for unscheduled Committee meetings or meetings of Ad Hoc or Special Assignment Committees will be determined by the Chair of such Committee based on the complexity or time commitment associated with the particular meeting. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen Funds that are discussed at a given meeting.

Upon consolidation of the Board, it is expected that the Board will consider Board compensation and approve a compensation structure for the consolidated Board.

The Funds do not have retirement or pension plans. Certain Nuveen Funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible funds. No Participating Fund will be liable for any other Participating Fund’s obligations to make distributions under the Deferred Compensation Plan.

The tables set forth in Appendix C show, for each Board Member and nominee, the aggregate compensation paid by each Fund to each Board Member and nominee for its last fiscal year

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and the aggregate compensation paid by all funds in the Fund Complex to each Board Member and nominee for the calendar year ended December 31, 2022.

The Trusts have no employees. Each officer of the Trusts serves without any compensation from the Funds. The CCO’s compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. Each Fund reimburses the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

Board Leadership Structure and Risk Oversight

The Board oversees the operations and management of each Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure for Nuveen Funds. A unitary board consists of one group of trustees/directors who serve on the board of every Nuveen Fund. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

The proposed board consolidation is intended to extend this unitary board structure to align the boards of the Nuveen Funds and the TC Funds.

In an effort to enhance the independence of the Board, the Board also has a Chair that is an Independent Board Member. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund

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management. Specific responsibilities of the Chair include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board and the shareholders.

Currently, Mr. Toth serves as the independent Chair of the Board.

Although the Board has direct responsibility over various matters (such as advisory contracts and underwriting contracts), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation, compliance and investment risk to certain committees (as summarized below). In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee, the Investment Committee and the Open-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and current functions of the standing committees are summarized below. Upon consolidation of the Board, the Board is expected to consider and adopt Board leadership positions and committee structures and memberships for the consolidated Board.

Executive Committee. The Executive Committee, which may meet between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Toth, Chair, Mr. Nelson and Mr. Young. The number of Executive Committee meetings of each Trust held during the calendar year ended December 31, 2022 is shown in Appendix D.

Audit Committee. The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Adviser’s general supervision of such actions through its role as valuation designee, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by the Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

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To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Mr. Nelson, Chair, Mr. Evans, Mr. Moschner, Ms. Wolff and Mr. Young, each of whom is an Independent Board Member of the Funds.

A copy of the Charter of the Audit Committee is available at www.nuveen.com/fundgovernance. The number of Audit Committee meetings of each Trust held during the calendar year ended December 31, 2022 is shown in Appendix D.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary board and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, LLC, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate,

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independence from the Adviser, any sub-adviser, the Funds’ distributor, and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the Independent Board Members of the Funds. Accordingly, the members of the Nominating and Governance Committee are Mr. Toth, Chair, Mr. Evans, Dr. Hunter, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Thornton, Ms. Wolff and Mr. Young.

A copy of the Charter of the Nominating and Governance Committee is available at www.nuveen.com/fundgovernance. The number of Nominating and Governance Committee meetings of each Trust held during the calendar year ended December 31, 2022 is shown in Appendix D.

Dividend Committee. The Dividend Committee is authorized to declare distributions on each Fund’s shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Mr. Young, Chair, Ms. Lancellotta, Mr. Nelson and Mr. Thornton.

The number of Dividend Committee meetings of each Trust held during the calendar year ended December 31, 2022 is shown in Appendix D.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of general risks related to investments which are not reviewed by other committees, such as liquidity and derivatives usage; risks related to product structure elements, such as leverage; techniques that may be used to address the foregoing risks, such as hedging and swaps and Fund operational risk and risks related to the overall operation of the Nuveen enterprise and, in each case, the controls designed to address or mitigate such risks. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to

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the Funds in adopting a particular approach compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Ms. Wolff, Chair, Dr. Hunter, Ms. Lancellotta, Ms. Medero, Mr. Thornton and Mr. Toth.

The number of Compliance Committee meetings of each Trust held during the calendar year ended December 31, 2022 is shown in Appendix D.

Investment Committee. The Investment Committee is responsible for the oversight of Fund performance, investment risk management and other portfolio-related matters affecting the Funds which are not otherwise under or within the jurisdiction of the other Board committees. As part of such oversight, the Investment Committee reviews each Fund’s investment performance and investment risks, which may include, but is not limited to, an evaluation of Fund performance relative to investment objectives, benchmarks and peer group; a review of risks related to portfolio investments, such as exposures to particular issuers, market sectors, or types of securities, as well as consideration of other factors that could impact or are related to Fund performance; and an assessment of Fund objectives, policies and practices as such may relate to Fund performance. In assessing issues brought to the committee’s attention or in reviewing an investment policy, technique or strategy, the Investment Committee evaluates the risks to the Funds in adopting or recommending a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders.

In fulfilling its obligations, the Investment Committee receives quarterly reports from the investment oversight and the investment risk groups at Nuveen. Such groups also report to the full Board on a quarterly basis and the full Board participates in further discussions with fund management at its quarterly meetings regarding matters relating to Fund performance and investment risks, including with respect to the various drivers of performance and Fund use of leverage and hedging. Accordingly, the Board directly and/or in conjunction with the Investment Committee oversees the investment performance and investment risk management of the Funds. The Investment Committee operates under a written charter adopted and approved by the Board. This committee is composed of the Independent Board Members of the Funds. Accordingly, the members of the Investment Committee are Dr. Hunter, Chair, Mr. Evans, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young.

During the calendar year ended December 31, 2022, the Investment Committee did not meet because it was formed on January 1, 2023.

Open-End Funds Committee. The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the funds in the fund complex that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The committee operates under a written charter adopted and approved by the

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Board. The members of the Open-End Funds Committee are Mr. Moschner, Chair, Ms. Medero, Mr. Thornton, Mr. Toth and Mr. Young.

The number of Open-End Funds Committee meetings of each Trust held during the calendar year ended December 31, 2022 is shown in Appendix D.

Number of Board Meetings. The number of regular quarterly meetings and special meetings held by the Board of each Trust during the calendar year ended December 31, 2022 is shown in Appendix D.

Board Member Attendance. During the calendar year ended December 31, 2022, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member.

Qualification of Board Members

In determining that a particular nominee was qualified to serve on the Board, the Board considered each nominee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each nominee satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each nominee should serve as a Board Member. References to the experiences, qualifications, attributes and skills of each nominee are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any nominee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof. The standards set forth above may be re-evaluated and modified by the Board following the Board consolidation.

Current Board Members who are Nominees

Amy B. R. Lancellotta. Ms. Lancellotta has been a Nuveen Board Member since 2021. After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (ICI), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (IDC), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund

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governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington, D.C. law firms. In addition, since 2020, she has been a member of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1984.

Joanne T. Medero. Ms. Medero has been a Nuveen Board Member since 2021. Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (BlackRock). From July 2018 to July 2020, she was also Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and financial markets regulation issues. Additionally, she served as General Counsel of the Commodity Futures Trading Commission (CFTC) from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures Committee of the Managed Funds Association (2010-2012). Ms. Medero also chaired the Corporations, Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (from 2010 to 2022 and 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic States to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1978.

Albin F. Moschner. Mr. Moschner has been a Nuveen Board Member since 2016. Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a

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consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was Chairman of the Board (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson. Mr. Nelson has been a Nuveen Board Member since 2013. Mr. Nelson is on the Board of Director of Core12, LLC (since 2008), a private firm that develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014). At Fordham University, he served as a director of The President’s Council (2010- 2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University, holding a B.A. in Economics and an M.B.A. in Finance.

Matthew Thornton III. Mr. Thornton has been a Nuveen Board Member since 2020. Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the

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Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001.

Terence J. Toth. Mr. Toth, the Nuveen Funds’ Independent Chair, has been a Nuveen Board Member since 2008. Mr. Toth was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2010 to 2019, he was a Director of Fulcrum IT Service LLC and from 2012 to 2016, he was a Director of LogicMark LLC. From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves as Chair of the Board of the Kehrein Center for the Arts (since 2021) and is on the Board of Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and was Chair of its Investment Committee from 2017 to 2022. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff. Ms. Wolff has been a Nuveen Board Member since 2016. Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Robert L. Young. Mr. Young has been a Nuveen Board Member since 2017. Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business

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platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

Nominees who are not Current Board Members

Joseph A. Boateng. Mr. Boateng has been a TC Board Member since 2019. Since 2007, Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles.

Michael A. Forrester. Mr. Forrester has been a TC Board Member since 2007. From 2007 to 2021, he held various positions with Copper Rock Capital Partners, LLC (“Copper Rock”), including Chief Executive Officer (2014-2021), Chief Operating Officer (“COO”) (2007-2014) and Board Member (2007-2021). Mr. Forrester served as a Copper Rock board member from 2007-2021. Mr. Forrester is currently a member of the Independent Directors Council Governing Council of the Investment Company Institute. He also serves on the Board of Trustees of the Dexter Southfield School. Mr. Forrester has a B.A. from Washington and Lee University.

Thomas J. Kenny. Mr. Kenny has been a TC Board Member since 2011. Mr. Kenny served as an Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head (2002-2010) of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio Management team, having worked at Goldman Sachs since 1999. Mr. Kenny is a Director and the Chair of the Finance and Investment Committee of Aflac Incorporated and a Director of ParentSquare. He is a Former Director and Finance Committee Chair for the, Sansum Clinic; Former Advisory Board Member, B’Box; Former Member of the University of California at Santa Barbara Arts and Lectures Advisory Council; Former Investment Committee Member, Cottage Health System; and Former President of the Board of Crane Country Day School. He received a B.A. from the University of California, Santa Barbara, and an M.S. from Golden Gate University. He is a Chartered Financial Analyst and has served as Chairman of CREF since 2017.

Loren M. Starr. Mr. Starr has been a TC Board Member since 2022. Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School

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Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr received a B.A. and a B.S. from Columbia College, an M.B.A. from Columbia Business School, and an M.S. from Carnegie Mellon University.

Current Board Members who are not Standing for Reelection as Trustees

Jack B. Evans. Mr. Evans has been a Nuveen Board Member since 1999. Mr. Evans has served as Chairman (since 2019) and President (1996-2019) of the Hall-Perrine Foundation, a private philanthropic corporation. Mr. Evans was formerly President and Chief Operating Officer (1972-1995) of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. He was a member of the Board of the Federal Reserve Bank of Chicago from 1997 to 2003 as well as a Director of Alliant Energy from 2000 to 2004 and Member and President Pro Tem of the Board of Regents for the State of Iowa University System from 2007 to 2013. Mr. Evans is a Life Trustee of Coe College and formerly served as Chairman of the Board of United Fire Group from 2009 to 2021, served as a Director and Public Member of the American Board of Orthopaedic Surgery from 2015 to 2020 and served on the Board of The Gazette Company from 1996 to 2015. He has a Bachelor of Arts from Coe College and an M.B.A. from the University of Iowa.

William C. Hunter. Dr. Hunter has been a Nuveen Board Member since 2003. Dr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa in 2012, after having served as Dean of the College since July 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. He has held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. He has consulted with numerous foreign central banks and official agencies in Europe, Asia, Central America and South America. He has been a Director of Wellmark, Inc. since 2009. He is a past Director (2005-2015) and a past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society and a past Director (2004-2018) of the Xerox Corporation. Dr. Hunter received his PhD (1978) and MBA (1970) from Northwestern University and his BS from Hampton University (1970).

***

Each of Mr. Evans and Dr. Hunter is expected to retire from the Board, effective as of December 31, 2023, and therefore is not standing for election at the Meeting.

Independent Chair

Mr. Toth currently serves as the independent Chair of the Board. Specific responsibilities of the Chair include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

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The	Officers

The following table sets forth information with respect to each officer of the Trusts. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified. Certain officers of the Trust may be changed by the Board following the Board consolidation.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Served by Officer

Brett E. Black 333 West Wacker Drive Chicago, IL 60606 1972	Vice President and Chief Compliance Officer	Term: Indefinite Length of Service: Since 2022	Managing Director, Chief Compliance Officer of Nuveen (since 2022); formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022), Deputy Chief Compliance Officer (2014-2017) of BMO Funds, Inc.	135

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Secretary	Term: Indefinite Length of Service: Since 2013	Managing Director (since 2022), formerly, Vice President (2016-2022), and Assistant Secretary (since 2016) of Nuveen Securities, LLC; Managing Director (since 2022), formerly, Vice President (2017-2022) and Assistant Secretary (since 2017) of Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel (since January 2022), formerly, Vice President and Associate General Counsel of Nuveen (2013-2021); Managing Director (since 2022), formerly, Vice President (2018-2022), Assistant Secretary and Associate General Counsel (since 2018) of Nuveen Asset Management, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2023).	135

Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2022); Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2023); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson National Asset Management (2012-2017).	135

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Served by Officer

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term: Indefinite Length of Service: Since 2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	135

Brian H. Lawrence 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1982	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2023	Vice President and Associate General Counsel of Nuveen (since 2023); Vice President, Associate General Counsel and Assistant Secretary (since 2023) of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).	135

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Indefinite Length of Service: Since 2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	135

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term: Indefinite Length of Service: Since 2019	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen, Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Managing Director (since 2019), of Nuveen Fund Advisors, LLC; Chartered Financial Analyst and Certified Financial Risk Manager.	135

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Served by Officer

John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2022	Managing Director (since 2021), General Counsel and Secretary (since 2023), formerly, Assistant Secretary (2021-2023), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2021); Managing Director (since 2021) and Assistant Secretary (since 2016) of TIAA SMA Strategies LLC; Managing Director (since 2019, formerly, Vice President and Director), Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2018), formerly, Vice President and Director, Associate General Counsel and Assistant Secretary of Teachers Insurance and Annuity Association of America, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director (since 2022), formerly, Vice President (2017-2022), Associate General Counsel and Assistant Secretary (since 2011) of Nuveen Alternative Advisors LLC; General Counsel and Assistant Secretary of Covariance Capital Management, Inc. (2014-2017).	223

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Served by Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2007	Executive Vice President (since 2022) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Senior Managing Director (2017-2022); Executive Vice President (since 2023) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly, Senior Managing Director (2017-2023); Executive Vice President and Assistant Secretary (since 2023) of Nuveen Fund Advisors, LLC, formerly, Senior Managing Director (2017-2023, Secretary (2016-2023) and Co-General Counsel (2011-2020); Executive Vice President (since 2023) and Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Senior Managing Director (2017-2023) and Associate General Counsel (2011-2020); Executive Vice President (since 2021) and Secretary (since 2023) of Teachers Advisors, LLC, formerly, General Counsel and Assistant Secretary (2021-2023 ); Executive Vice President (since 2017) and Secretary (since 2023) of TIAA-CREF Investment Management, LLC, formerly, General Counsel and Assistant Secretary (2017-2023); formerly, Vice President (2007-2021) and Secretary (2016-2021), of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC, Vice President and Secretary of Winslow Capital Management, LLC (since 2010); Executive Vice President (since 2023) and Secretary (since 2016) of Nuveen Alternative Investments, LLC, formerly Senior Managing Director (2017-2023).	223

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Served by Officer

Jon Scott Meissner 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2019	Managing Director, Mutual Fund Tax and Expense Administration (since 2022), formerly, Managing Director of Mutual Fund Tax and Financial Reporting groups (2017-2022) at Nuveen; Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2021), formerly, Senior Director (2016-2021) of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director, Mutual Fund and Tax Expense Administration (since 2022), formerly, Senior Director Mutual Fund Taxation (2015-2022) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.	223

Justin M. Pfaff 333 West Wacker Drive Chicago, IL 60606 1981	Chief Administrative Officer	Term: Indefinite Length of Service: Since 2023	Managing Director, Advisory Product, Nuveen (since 2016); Chartered Financial Analyst.	67

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Indefinite Length of Service: Since 2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) of Nuveen.	135

Trey S. Stenersen 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1965	Vice President	Term: Indefinite Length of Service: Since 2022	Senior Managing Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2018); Senior Managing Director (since 2019) and Chief Risk Officer (since 2022), formerly Head of Investment Risk Management (2017-2022) of Nuveen; Senior Managing Director (since 2018) of Nuveen Alternative Advisors LLC.	135

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Served by Officer

E. Scott Wickerham 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Controller	Term: Indefinite Length of Service: Since 2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2022) of Nuveen Asset Management, LLC; Senior Managing Director of Teachers Advisors, LLC (since 2021) and TIAA-CREF Investment Management, LLC (since 2016); Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF Accounts; has held various positions with TIAA since 2006.	223

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Assistant Secretary	Term: Indefinite Length of Service: 2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2023) and Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019) of Nuveen.	135

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Served by Officer

Rachael Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2022	Managing Director and Assistant Secretary (since 2023) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2014) of the CREF Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA (since 2017).	223

(1)	As used in this table, the Fund Complex consists of the Nuveen Funds, the TC Funds, CREF and VA-1.

Independent Registered Public Accounting Firms

The Independent Board Members have unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to audit the books and records of each series of each of Nuveen Municipal Trust, Nuveen Multistate Trust I, Nuveen Multistate Trust III, Nuveen Multistate Trust IV and Nuveen Managed Accounts Portfolios Trust for each such Fund’s current fiscal year. The Independent Board Members unanimously selected KPMG LLP (“KPMG”) as the independent registered public accounting firm to audit the books and records of each series of Nuveen Multistate Trust II for each such Fund’s current fiscal year.

PwC and KPMG have informed each applicable Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

A representative of each of PwC and KPMG will be invited to be present at the Meeting if they so desire, and if present will have the opportunity to make a statement and/or answer questions if they desire to do so.

Audit and Related Fees

The tables set forth in Appendix E provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for

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engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firms provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firms to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Shareholder Approval

For each Trust, the affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Board Members of that Trust. This means that the nominees receiving the highest number of affirmative votes cast at the Meeting will be elected to serve as Board Members. For purposes of determining the approval of the proposal to elect nominees for each Trust, withheld votes, abstentions and broker non-votes will have no effect on the election of Board Members.

The Board unanimously recommends that shareholders of each Fund vote FOR the election of each nominee of the Board.

34

ADDITIONAL INFORMATION

Attending the Meeting

The Meeting will be held in a virtual meeting format only. There is no physical location for the meeting. Shareholders may participate in the Meeting at meetnow.global/MU6Y5XM by entering the control number found on the shareholder’s proxy card at the date and time of the Meeting. Shareholders may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting.

If your shares are registered in your name, you do not need to register to attend the Meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet.

To register to attend the Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the Meeting date.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Principal Shareholders

As of the Record Date, the record owners of the specified Fund and class set forth on Appendix F held the share amounts and corresponding percentages indicated therein, which were owned either (i) beneficially by such persons or (ii) of record by such persons on behalf of customers who are the beneficial owners of such shares.

To the knowledge of the Funds, as of the Record Date, no shareholder owned, beneficially or of record, 5% or more of any class of shares of any Fund, except as provided in Appendix F.

Beneficial owners of 25% or more of a class of shares of a Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders.

Information About the Adviser and Distributor

The Adviser

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Funds’ investment adviser, offers advisory and investment management services to a broad range of clients, including investment companies and other pooled investment vehicles. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen, the investment

35

management arm of TIAA. As of June 30, 2023, Nuveen managed approximately $1.16 trillion in assets, of which approximately $141 billion was managed by Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to each Fund. Nuveen Asset Management manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

The Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, an affiliate of the Adviser, serves as the distributor for the Funds’ shares.

Shareholder Proposals

The Trusts generally do not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Trusts do not hold regular shareholders’ meetings, the anticipated date of the next special shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders of a Trust should send their written proposal to such Trust at 333 West Wacker Drive, Chicago, Illinois 60606. Proposals must be received a reasonable time before the Trust begins to print and mail its proxy materials for the meeting.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chair and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Board Member Attendance at Shareholder Meetings

Board Members are expected to make reasonable efforts to attend meetings of shareholders of the Funds.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Joint Proxy Statement and all other costs in connection with the solicitation of proxies will be paid by the Funds (allocated among the Funds based on relative net assets). The expenses are included in the administrative expenses that are paid for from the net assets of the Trust. Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser,

36

or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies and expect to pay an estimated fee of $54,000 and reimburse Computershare Fund Services for its reasonable expenses in connection with its solicitation of proxies.

Fiscal Year

The fiscal year end of each Fund is set forth on Appendix A.

Shareholder Reports

Each Fund’s most recent annual and semi-annual shareholder reports are available at the Funds’ website at www.nuveen.com. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on November 20, 2023

This Joint Proxy Statement, each Fund’s most recent annual report to shareholders, the form of proxy and the Notice of Special Meeting are available at https://www.nuveen.com/en-us/investments/proxy-information. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Funds.

A list of shareholders entitled to be present and to vote at the Meeting may be available for inspection by any shareholder to the extent required by applicable state law.

37

Failure of a quorum to be present at the Meeting will necessitate adjournment and may subject your Fund to additional expense. The chair of the Meeting may also adjourn the Meeting to permit further solicitation of proxies with respect to any proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING (VIRTUALLY), YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Mark Czarniecki

Vice President and Secretary

October 13, 2023

38

Appendix A

FUND INFORMATION

Fund Name	Abbreviated Fund Name	Fiscal Year End	Class A	Class C	Class I	Class R6

Nuveen Municipal Trust

Nuveen All-American Municipal Bond Fund	All-American Municipal Bond Fund	3/31	209,357,174	15,418,885	211,321,381	14,659,763

Nuveen High Yield Municipal Bond Fund	High Yield Municipal Bond Fund	3/31	462,741,989	58,244,723	573,810,749	51,064,852

Nuveen Intermediate Duration Municipal Bond Fund	Intermediate Duration Municipal Bond Fund	3/31	89,996,869	4,305,107	766,750,343	—

Nuveen Limited Term Municipal Bond Fund	Limited Term Municipal Bond Fund	3/31	92,788,348	3,468,262	427,353,580	—

Nuveen Short Duration High Yield Municipal Bond Fund	Short Duration High Yield Municipal Bond Fund	3/31	108,166,362	11,345,536	366,288,514	—

Nuveen Strategic Municipal Opportunities Fund	Strategic Municipal Opportunities Fund	3/31	20,684,926	2,804,641	87,305,749	—

Nuveen Multistate Trust I

Nuveen Arizona Municipal Bond Fund	Arizona Municipal Bond Fund	5/31	7,015,761	329,090	9,706,969	—

Nuveen Colorado Municipal Bond Fund	Colorado Municipal Bond Fund	5/31	15,888,788	1,049,768	28,574,688	—

Nuveen Maryland Municipal Bond Fund	Maryland Municipal Bond Fund	5/31	8,997,637	485,527	16,035,890	—

Nuveen New Mexico Municipal Bond Fund	New Mexico Municipal Bond Fund	5/31	4,883,657	147,818	3,158,332	—

Nuveen Pennsylvania Municipal Bond Fund	Pennsylvania Municipal Bond Fund	5/31	16,728,684	1,074,577	25,129,967	—

Nuveen Virginia Municipal Bond Fund	Virginia Municipal Bond Fund	5/31	18,025,618	1,080,267	27,420,924	—

Nuveen Multistate Trust II

Nuveen California High Yield Municipal Bond Fund	California High Yield Municipal Bond Fund	2/28	69,277,877	4,350,681	62,671,716	—

Nuveen California Municipal Bond Fund	California Municipal Bond Fund	2/28	75,433,306	3,025,432	86,608,130	—

Nuveen Connecticut Municipal Bond Fund	Connecticut Municipal Bond Fund	2/28	12,146,970	444,005	10,401,356	—

Nuveen Massachusetts Municipal Bond Fund	Massachusetts Municipal Bond Fund	2/28	26,640,748	514,795	41,934,947	—

Nuveen New Jersey Municipal Bond Fund	New Jersey Municipal Bond Fund	2/28	20,241,451	861,331	18,340,949	—

Nuveen New York Municipal Bond Fund	New York Municipal Bond Fund	2/28	54,882,945	2,144,312	46,794,998	—

A-1

Fund Name	Abbreviated Fund Name	Fiscal Year End	Class A	Class C	Class I	Class R6

Nuveen Multistate Trust III

Nuveen Georgia Municipal Bond Fund	Georgia Municipal Bond Fund	5/31	12,599,479	272,953	6,484,840	—

Nuveen Louisiana Municipal Bond Fund	Louisiana Municipal Bond Fund	5/31	13,308,959	771,357	6,766,207	—

Nuveen North Carolina Municipal Bond Fund	North Carolina Municipal Bond Fund	5/31	19,103,451	697,334	33,913,780	—

Nuveen Multistate Trust IV

Nuveen Kansas Municipal Bond Fund	Kansas Municipal Bond Fund	5/31	13,168,567	616,216	8,513,909	—

Nuveen Kentucky Municipal Bond Fund	Kentucky Municipal Bond Fund	5/31	19,263,243	359,400	6,392,909	—

Nuveen Michigan Municipal Bond Fund	Michigan Municipal Bond Fund	5/31	8,719,937	553,603	15,637,172	—

Nuveen Missouri Municipal Bond Fund	Missouri Municipal Bond Fund	5/31	26,732,746	1,073,740	22,173,036	—

Nuveen Ohio Municipal Bond Fund	Ohio Municipal Bond Fund	5/31	25,156,493	940,263	28,640,837	—

Nuveen Wisconsin Municipal Bond Fund	Wisconsin Municipal Bond Fund	5/31	5,442,346	453,115	2,747,160	—

Nuveen Managed Accounts Portfolios Trust

Municipal Total Return Managed Accounts Portfolio	Municipal Total Return Portfolio	7/31	—	—	146,070,394	—

Nuveen Core Impact Bond Managed Accounts Portfolio	Core Impact Bond Portfolio	7/31(1)	—	—	1,125,638	—

Nuveen Emerging Markets Debt Managed Accounts Portfolio	Emerging Markets Debt Portfolio	7/31	—	—	2,658,968	—

Nuveen High Yield Managed Accounts Portfolio	High Yield Portfolio	7/31	—	—	1,731,014	—

Nuveen Preferred Securities and Income Managed Accounts Portfolio	Preferred Securities and Income Portfolio	7/31	—	—	1,664,240	—

Nuveen Securitized Credit Managed Accounts Portfolio	Securitized Credit Portfolio	7/31	—	—	2,510,920	—

(1)	Prior to the fiscal year ended July 31, 2023, the fiscal year of Core Impact Bond Portfolio was October 31.

A-2

Appendix B

SHARE OWNERSHIP

Dollar Range of Equity Securities By Board Members and Nominees

The following table lists the dollar range of equity securities beneficially owned by each Board Member and nominee in each Fund and in all funds in the Family of Investment Companies overseen or to be overseen by the Board Member or nominee as of December 31, 2022. The information set forth below includes share equivalents of certain funds in which the Board Member or nominee is deemed to be invested pursuant to deferred compensation arrangements applicable to such Board Member or nominee.

	CURRENT TRUSTEES										NOMINEES
Fund	Evans	Hunter	Lancellotta	Medero	Moschner	Nelson	Thornton	Toth	Wolff	Young	Boateng	Forrester	Kenny	Starr

Nuveen Municipal Trust

All-American Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$10,001- $50,000	$0	$0	$0	$0	$0	$0

High Yield Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$10,001- $50,000	$0	$0	$0	$0	$0	$0

Intermediate Duration Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Limited Term Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Short Duration High Yield Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$10,001- $50,000	$0	$0	$0	$0

Strategic Municipal Opportunities Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Nuveen Multistate Trust I

Arizona Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Colorado Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Maryland Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

New Mexico Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Pennsylvania Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Virginia Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

	CURRENT TRUSTEES										NOMINEES
Fund	Evans	Hunter	Lancellotta	Medero	Moschner	Nelson	Thornton	Toth	Wolff	Young	Boateng	Forrester	Kenny	Starr

Nuveen Multistate Trust II

California High Yield Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

California Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Connecticut Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Massachusetts Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

New Jersey Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

New York Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Nuveen Multistate Trust III

Georgia Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Louisiana Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

North Carolina Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Nuveen Multistate Trust IV

Kansas Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Kentucky Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Michigan Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Missouri Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Ohio Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Wisconsin Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Nuveen Managed Accounts Portfolios Trust

Municipal Total Return Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Core Impact Bond Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Emerging Markets Debt Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

High Yield Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Preferred Securities and Income Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Securitized Credit Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Board Member or Nominee in Family of Investment Companies(1)	Over $100,000	Over $100,000	$50,001-$100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000(2)	Over $100,000(2)	Over $100,000(2)	$10,000- -$50,000(2)

(1)	As used in this table, the Family of Investment Companies consists of the Nuveen Funds, the TC Funds, CREF and VA-1.

(2)	Includes notional amounts allocated under both the TC Funds boards’ long-term compensation plan and optional deferred compensation plan.

The table below presents information on Trustees and Nominees who own securities in companies (other than investment companies) that are advised by entities that are under common control with the Funds’ investment adviser(s) as of December 31, 2022:

Name of Trustee/Nominee	Name of Owners/Relationships to Trustee/Nominee	Companies(2)	Title of Class	Value of Securities(3)	Percent of Class(4)

Thomas J. Kenny	Thomas Joseph Kenny 2021 Trust (Mr. Kenny is Initial Trustee and Settlor.)	Global Timber Resources LLC	None	$61,063	0.01%

	KSHFO, LLC(1)	Global Timber Resources Investor Fund, LP	None	$3,593	0.39%

	KSHFO, LLC(1)	Global Agriculture II Investor Fund LP	None	$9,448	0.67%

(1)	Mr. Kenny owns 6.6% of KSHFO, LLC.
(2)	The investment advisers to the Funds, as well as the investment advisers to these Companies, are indirectly commonly controlled by Nuveen, LLC.
(3)	These amounts reflect the current value of holdings as of December 31, 2022.
(4)	These percentages reflect the overall amount committed to invest in the Companies, not current ownership percentages.

Appendix C

BOARD MEMBER COMPENSATION

Aggregate Compensation from the Funds

The following table sets forth, for each Board Member and nominee, the aggregate compensation paid by each Fund to each Board Member and nominee for its last fiscal year and the aggregate compensation paid by all funds in the Fund Complex to each Board Member and nominee for the calendar year ended December 31, 2022.(1)

Fund	CURRENT TRUSTEES										NOMINEES
	Evans	Hunter	Lancellotta	Medero	Moschner	Nelson	Thornton	Toth	Wolff	Young	Boateng	Forrester	Kenny	Starr
Nuveen Municipal Trust

All-American Municipal Bond Fund	$18,397	$17,207	$16,472	$16,378	$19,807	$18,912	$17,302	$24,041	$18,008	$19,354	N/A	N/A	N/A	N/A

High Yield Municipal Bond Fund	$56,720	$53,180	$34,588	$25,887	$61,073	$58,231	$53,298	$74,711	$28,679	$15,583	N/A	N/A	N/A	N/A

Intermediate Duration Municipal Bond Fund	$25,893	$24,259	$23,198	$23,086	$27,873	$26,547	$24,310	$33,943	$25,411	$27,337	N/A	N/A	N/A	N/A

Limited Term Municipal Bond Fund	$22,668	$21,193	$20,270	$20,174	$24,418	$23,238	$21,245	$29,833	$22,235	$23,972	N/A	N/A	N/A	N/A

Short Duration High Yield Municipal Bond Fund	$18,665	$17,515	$16,739	$16,665	$20,086	$19,122	$17,515	$24,571	$18,407	$19,804	N/A	N/A	N/A	N/A

Strategic Municipal Opportunities Fund	$3,723	$3,480	$3,329	$3,312	$4,014	$3,823	$3,492	$4,891	$3,649	$3,936	N/A	N/A	N/A	N/A
Nuveen Multistate Trust I

Arizona Municipal Bond Fund	$504	$472	$450	$448	$544	$517	$473	$667	$495	$504	N/A	N/A	N/A	N/A

Colorado Municipal Bond Fund	$1,392	$1,300	$1,242	$1,236	$1,501	$1,428	$1,303	$1,841	$1,365	$1,392	N/A	N/A	N/A	N/A

Maryland Municipal Bond Fund	$755	$707	$676	$673	$813	$774	$708	$995	$742	$755	N/A	N/A	N/A	N/A

New Mexico Municipal Bond Fund	$240	$224	$214	$213	$259	$246	$225	$317	$235	$240	N/A	N/A	N/A	N/A

Pennsylvania Municipal Bond Fund	$1,479	$1,384	$1,323	$1,316	$1,593	$1,516	$1,387	$1,949	$1,452	$1,563	N/A	N/A	N/A	N/A

Virginia Municipal Bond Fund	$1,603	$1,498	$1,433	$1,426	$1,728	$1,645	$1,503	$2,107	$1,571	$1,694	N/A	N/A	N/A	N/A

Fund	CURRENT TRUSTEES										NOMINEES
	Evans	Hunter	Lancellotta	Medero	Moschner	Nelson	Thornton	Toth	Wolff	Young	Boateng	Forrester	Kenny	Starr
Nuveen Multistate Trust II

California High Yield Municipal Bond Fund	$3,480	$3,258	$3,133	$3,133	$3,748	$3,570	$3,260	$4,597	$3,463	$3,748	N/A	N/A	N/A	N/A

California Municipal Bond Fund	$5,653	$5,260	$5,073	$5,071	$6,084	$5,794	$5,279	$7,439	$5,600	$6,086	N/A	N/A	N/A	N/A

Connecticut Municipal Bond Fund	$690	$643	$619	$619	$742	$706	$645	$909	$684	$743	N/A	N/A	N/A	N/A

Massachusetts Municipal Bond Fund	$1,692	$1,586	$1,522	$1,522	$1,826	$1,733	$1,584	$2,228	$1,685	$1,829	N/A	N/A	N/A	N/A

New Jersey Municipal Bond Fund	$1,215	$1,137	$1,093	$1,094	$1,307	$1,242	$1,135	$1,607	$1,210	$1,313	N/A	N/A	N/A	N/A

New York Municipal Bond Fund	$3,378	$3,157	$3,039	$3,040	$3,635	$3,455	$3,156	$4,464	$3,361	$3,646	N/A	N/A	N/A	N/A
Nuveen Multistate Trust III

Georgia Municipal Bond Fund	$549	$514	$491	$489	$592	$563	$514	$726	$540	$582	N/A	N/A	N/A	N/A

Louisiana Municipal Bond Fund	$650	$609	$582	$579	$701	$666	$610	$858	$639	$688	N/A	N/A	N/A	N/A

North Carolina Municipal Bond Fund	$1,743	$1,627	$1,554	$1,546	$1,880	$1,790	$1,632	$2,303	$1,708	$1,842	N/A	N/A	N/A	N/A
Nuveen Multistate Trust IV

Kansas Municipal Bond Fund	$724	$677	$647	$643	$782	$743	$679	$957	$711	$767	N/A	N/A	N/A	N/A

Kentucky Municipal Bond Fund	$903	$843	$806	$802	$974	$927	$846	$1,193	$885	$955	N/A	N/A	N/A	N/A

Michigan Municipal Bond Fund	$872	$815	$778	$774	$941	$895	$817	$1,152	$856	$923	N/A	N/A	N/A	N/A

Missouri Municipal Bond Fund	$1,807	$1,688	$1,613	$1,604	$1,950	$1,855	$1,693	$2,387	$1,772	$1,911	N/A	N/A	N/A	N/A

Ohio Municipal Bond Fund	$1,861	$1,739	$1,661	$1,654	$2,007	$1,908	$1,742	$2,462	$1,827	$1,971	N/A	N/A	N/A	N/A

Wisconsin Municipal Bond Fund	$326	$304	$291	$289	$352	$335	$305	$431	$319	$345	N/A	N/A	N/A	N/A
Nuveen Managed Accounts Portfolios Trust

Municipal Total Return Portfolio	$4,070	$4,035	$3,815	$3,799	$4,474	$4,276	$3,950	$5,648	$4,202	$4,657	N/A	N/A	N/A	N/A

Core Impact Bond Portfolio	$26	$25	$24	$24	$28	$26	$24	$35	$27	$29	N/A	N/A	N/A	N/A

Emerging Markets Debt Portfolio	$36	$41	$31	$29	$42	$40	$38	$57	$33	$30	N/A	N/A	N/A	N/A

High Yield Portfolio	$21	$24	$18	$17	$25	$23	$22	$33	$19	$17	N/A	N/A	N/A	N/A

Preferred Securities and Income Portfolio	$21	$23	$18	$16	$24	$23	$21	$32	$19	$17	N/A	N/A	N/A	N/A

Fund	CURRENT TRUSTEES										NOMINEES
	Evans	Hunter	Lancellotta	Medero	Moschner	Nelson	Thornton	Toth	Wolff	Young	Boateng	Forrester	Kenny	Starr

Securitized Credit Portfolio	$28	$32	$25	$23	$33	$32	$30	$45	$26	$23	N/A	N/A	N/A	N/A

Total Compensation from funds in the Fund Complex(2) Paid to Board Members and Nominees for calendar year ended December 31, 2022	$412,281	$382,750	$390,250	$429,000	$371,848	$402,906	$526,950	$396,076	$443,950	$416,325	$425,000	$450,000	$563,750	$98,750

(1)

Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are set forth in the following table.

(2)	As used in this table, the Fund Complex consists of the Nuveen Funds, the TC Funds, CREF and VA-1.

Deferred Fees for the Funds

	CURRENT TRUSTEES										NOMINEES
Fund	Evans	Hunter	Lancellotta	Medero	Moschner	Nelson	Thornton	Toth	Wolff	Young	Boateng	Forrester	Kenny	Starr
Nuveen Municipal Trust

All-American Municipal Bond Fund	$1,758	N/A	$5,255	$7,985	N/A	N/A	N/A	N/A	$8,780	$14,333	N/A	N/A	N/A	N/A

High Yield Municipal Bond Fund	$5,437	N/A	$16,262	$24,714	N/A	N/A	N/A	N/A	$27,393	$44,658	N/A	N/A	N/A	N/A

Intermediate Duration Municipal Bond Fund	$2,483	N/A	$7,421	$11,278	N/A	N/A	N/A	N/A	$12,415	$20,267	N/A	N/A	N/A	N/A

Limited Term Municipal Bond Fund	$2,175	N/A	$6,487	$9,858	N/A	N/A	N/A	N/A	$10,867	$17,775	N/A	N/A	N/A	N/A

Short Duration High Yield Municipal Bond Fund	$1,794	N/A	$5,363	$8,151	N/A	N/A	N/A	N/A	$9,005	$14,692	N/A	N/A	N/A	N/A

Strategic Municipal Opportunities Fund	$357	N/A	$1,064	$1,618	N/A	N/A	N/A	N/A	$1,782	$2,918	N/A	N/A	N/A	N/A
Nuveen Multistate Trust I

Arizona Municipal Bond Fund	$48	N/A	$144	$219	N/A	N/A	N/A	N/A	$242	$395	N/A	N/A	N/A	N/A

Colorado Municipal Bond Fund	$133	N/A	$397	$604	N/A	N/A	N/A	N/A	$667	$1,092	N/A	N/A	N/A	N/A

Maryland Municipal Bond Fund	$72	N/A	$216	$329	N/A	N/A	N/A	N/A	$363	$592	N/A	N/A	N/A	N/A

New Mexico Municipal Bond Fund	$23	N/A	$68	$104	N/A	N/A	N/A	N/A	$115	$188	N/A	N/A	N/A	N/A

Pennsylvania Municipal Bond Fund	$142	N/A	$423	$643	N/A	N/A	N/A	N/A	$709	$1,158	N/A	N/A	N/A	N/A

Virginia Municipal Bond Fund	$154	N/A	$458	$696	N/A	N/A	N/A	N/A	$767	$1,256	N/A	N/A	N/A	N/A
Nuveen Multistate Trust II

California High Yield Municipal Bond Fund	$342	N/A	$1,020	$1,551	N/A	N/A	N/A	N/A	$1,715	$2,797	N/A	N/A	N/A	N/A

California Municipal Bond Fund	$555	N/A	$1,652	$2,511	N/A	N/A	N/A	N/A	$2,773	$4,543	N/A	N/A	N/A	N/A

Connecticut Municipal Bond Fund	$68	N/A	$202	$307	N/A	N/A	N/A	N/A	$339	$554	N/A	N/A	N/A	N/A

Massachusetts Municipal Bond Fund	$166	N/A	$496	$754	N/A	N/A	N/A	N/A	$835	$1,365	N/A	N/A	N/A	N/A

New Jersey Municipal Bond Fund	$120	N/A	$357	$543	N/A	N/A	N/A	N/A	$600	$981	N/A	N/A	N/A	N/A

New York Municipal Bond Fund	$333	N/A	$992	$1,507	N/A	N/A	N/A	N/A	$1,666	$2,724	N/A	N/A	N/A	N/A

	CURRENT TRUSTEES										NOMINEES
Fund	Evans	Hunter	Lancellotta	Medero	Moschner	Nelson	Thornton	Toth	Wolff	Young	Boateng	Forrester	Kenny	Starr
Nuveen Multistate Trust III

Georgia Municipal Bond Fund	$53	N/A	$157	$239	N/A	N/A	N/A	N/A	$264	$432	N/A	N/A	N/A	N/A

Louisiana Municipal Bond Fund	$62	N/A	$186	$283	N/A	N/A	N/A	N/A	$312	$510	N/A	N/A	N/A	N/A

North Carolina Municipal Bond Fund	$167	N/A	$497	$755	N/A	N/A	N/A	N/A	$833	$1,365	N/A	N/A	N/A	N/A
Nuveen Multistate Trust IV

Kansas Municipal Bond Fund	$69	N/A	$207	$314	N/A	N/A	N/A	N/A	$347	$569	N/A	N/A	N/A	N/A

Kentucky Municipal Bond Fund	$86	N/A	$258	$391	N/A	N/A	N/A	N/A	$432	$708	N/A	N/A	N/A	N/A

Michigan Municipal Bond Fund	$84	N/A	$249	$378	N/A	N/A	N/A	N/A	$418	$684	N/A	N/A	N/A	N/A

Missouri Municipal Bond Fund	$173	N/A	$515	$783	N/A	N/A	N/A	N/A	$865	$1,416	N/A	N/A	N/A	N/A

Ohio Municipal Bond Fund	$179	N/A	$532	$808	N/A	N/A	N/A	N/A	$893	$1,461	N/A	N/A	N/A	N/A

Wisconsin Municipal Bond Fund	$31	N/A	$93	$141	N/A	N/A	N/A	N/A	$156	$255	N/A	N/A	N/A	N/A
Nuveen Managed Accounts Portfolios Trust

Municipal Total Return Portfolio	$416	N/A	$1,236	$1,878	N/A	N/A	N/A	N/A	$2,074	$3,402	N/A	N/A	N/A	N/A

Core Impact Bond Portfolio	$3	N/A	$8	$12	N/A	N/A	N/A	N/A	$13	$21	N/A	N/A	N/A	N/A

Emerging Markets Debt Portfolio	$2	N/A	$6	$10	N/A	N/A	N/A	N/A	$11	$17	N/A	N/A	N/A	N/A

High Yield Portfolio	$1	N/A	$4	$6	N/A	N/A	N/A	N/A	$6	$10	N/A	N/A	N/A	N/A

Preferred Securities and Income Portfolio	$1	N/A	$4	$6	N/A	N/A	N/A	N/A	$7	$10	N/A	N/A	N/A	N/A

Securitized Credit Portfolio	$2	N/A	$5	$8	N/A	N/A	N/A	N/A	$9	$13	N/A	N/A	N/A	N/A

With respect to the nominees who are TC Board Members, aggregate compensation figures paid by the TC Funds include cash and amounts deferred under both a long-term compensation plan and optional deferred compensation plan, as well as amounts related to special, ad hoc working groups that are temporary in nature and not expected to be long-term, ongoing compensation. The TC Funds have a long-term compensation plan for board members. Currently, under this unfunded deferred compensation plan, annual contributions equal to $110,000 are allocated to notional investments in TIAA-CREF products (such as certain CREF annuities and/or certain TC Funds) selected by each board member. As currently structured, after the board member leaves the TC Board, benefits related to service on the TC Board will be paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the board member. The board may waive the mandatory retirement policy for the board members, which would delay the commencement of benefit payments until after the board member eventually retires from the board. Pursuant to a separate deferred compensation plan, TC Board Members also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF products (such as certain CREF annuities and/or certain TC Funds) selected by each board member. Benefits under that plan are also paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the board member.

Appendix D

BOARD AND COMMITTEE MEETINGS

HELD DURING CALENDAR YEAR ENDED DECEMBER 31, 2022(1)

	Regular Board Meetings	Special Board Meetings	Executive Committee	Dividend Committee	Audit Committee	Compliance Committee	Nominating and Governance Committee	Open-End Funds Committee

Nuveen Municipal Trust	5	11	0	6	4	4	6	4
Nuveen Multistate Trust I	5	11	0	6	4	4	6	4
Nuveen Multistate Trust II	5	11	0	6	4	4	6	4
Nuveen Multistate Trust III	5	11	0	6	4	4	6	4
Nuveen Multistate Trust IV	5	11	0	6	4	4	6	4
Nuveen Managed Accounts Portfolios Trust	5	11	0	6	4	4	6	4

(1)	Information is presented on a calendar year basis, as the Funds have different fiscal year ends.

D-1

Appendix E

AUDIT AND RELATED FEES

		Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
		Funds		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities
	Fiscal Year End	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023
Nuveen Municipal Trust
All-American Municipal Bond Fund	3/31	$41,175	$58,500	$0	$0	$0	$0	$5,422	$0	$0	$0	$0	$0	$0	$0
High Yield Municipal Bond Fund	3/31	$87,800	$116,310	$0	$0	$0	$0	$6,242	$0	$0	$0	$0	$0	$0	$0
Intermediate Duration Municipal Bond Fund	3/31	$41,175	$42,865	$0	$0	$0	$0	$518	$0	$0	$0	$0	$0	$0	$0
Limited Term Municipal Bond Fund	3/31	$41,175	$42,865	$0	$0	$0	$0	$434	$0	$0	$0	$0	$0	$0	$0
Short Duration High Yield Municipal Bond Fund	3/31	$67,100	$69,785	$0	$0	$0	$0	$2,039	$0	$0	$0	$0	$0	$0	$0
Strategic Municipal Opportunities Fund	3/31	$37,025	$42,865	$0	$0	$0	$0	$157	$0	$0	$0	$0	$0	$0	$0
Nuveen Multistate Trust II
California High Yield Municipal Bond Fund	2/28	$49,300	$48,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
California Municipal Bond Fund	2/28	$28,300	$28,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Connecticut Municipal Bond Fund	2/28	$28,300	$28,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Massachusetts Municipal Bond Fund	2/28	$28,300	$28,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
New Jersey Municipal Bond Fund	2/28	$28,300	$28,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
New York Municipal Bond Fund	2/28	$28,300	$28,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

		Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
		Funds		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities
	Fiscal Year End	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023
Nuveen Multistate Trust I
Arizona Municipal Bond Fund	5/31	$35,975	$37,988	$0	$0	$0	$0	$11	$0	$0	$0	$0	$0	$0	$0
Colorado Municipal Bond Fund	5/31	$37,025	$37,988	$0	$0	$0	$0	$28	$0	$0	$0	$0	$0	$0	$0
Maryland Municipal Bond Fund	5/31	$35,975	$37,988	$0	$0	$0	$0	$15	$0	$0	$0	$0	$0	$0	$0
New Mexico Municipal Bond Fund	5/31	$35,975	$37,988	$0	$0	$0	$0	$5	$0	$0	$0	$0	$0	$0	$0
Pennsylvania Municipal Bond Fund	5/31	$37,025	$37,988	$0	$0	$0	$0	$29	$0	$0	$0	$0	$0	$0	$0
Virginia Municipal Bond Fund	5/31	$37,025	$37,988	$0	$0	$0	$0	$34	$0	$0	$0	$0	$0	$0	$0
Nuveen Multistate Trust III
Georgia Municipal Bond Fund	5/31	$35,975	$37,988	$0	$0	$0	$0	$11	$0	$0	$0	$0	$0	$0	$0
Louisiana Municipal Bond Fund	5/31	$35,975	$37,988	$0	$0	$0	$0	$12	$0	$0	$0	$0	$0	$0	$0
North Carolina Municipal Bond Fund	5/31	$37,025	$37,988	$0	$0	$0	$0	$39	$0	$0	$0	$0	$0	$0	$0
Nuveen Multistate Trust IV
Kansas Municipal Bond Fund	5/31	$35,975	$37,988	$0	$0	$0	$0	$15	$0	$0	$0	$0	$0	$0	$0
Kentucky Municipal Bond Fund	5/31	$35,975	$37,988	$0	$0	$0	$0	$19	$0	$0	$0	$0	$0	$0	$0
Michigan Municipal Bond Fund	5/31	$35,975	$37,988	$0	$0	$0	$0	$18	$0	$0	$0	$0	$0	$0	$0
Missouri Municipal Bond Fund	5/31	$37,025	$37,988	$0	$0	$0	$0	$37	$0	$0	$0	$0	$0	$0	$0
Ohio Municipal Bond Fund	5/31	$37,025	$37,988	$0	$0	$0	$0	$36	$0	$0	$0	$0	$0	$0	$0
Wisconsin Municipal Bond Fund	5/31	$35,975	$37,988	$0	$0	$0	$0	$7	$0	$0	$0	$0	$0	$0	$0
Nuveen Managed Accounts Portfolios Trust
Municipal Total Return Portfolio	7/31	$41,175	$58,500	$0	$0	$0	$0	$82	$0	$0	$0	$0	$0	$0	$0
Core Impact Bond Portfolio*	7/31	$54,050	$58,500	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Emerging Markets Debt Portfolio	7/31	$0	$58,500	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
High Yield Portfolio	7/31	$0	$58,500	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Preferred Securities and Income Portfolio	7/31	$0	$58,500	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Securitized Credit Portfolio	7/31	$0	$58,500	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

*	Prior to the fiscal year ended July 31, 2023, the fiscal year of Core Impact Bond Portfolio was October 31.

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

		Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year End	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023
Nuveen Municipal Trust
All-American Municipal Bond Fund	3/31	$5,422	$0	$0	$0	$0	$0	$5,422	$0
High Yield Municipal Bond Fund	3/31	$6,242	$0	$0	$0	$0	$0	$6,242	$0
Intermediate Duration Municipal Bond Fund	3/31	$518	$0	$0	$0	$0	$0	$518	$0
Limited Term Municipal Bond Fund	3/31	$434	$0	$0	$0	$0	$0	$434	$0
Short Duration High Yield Municipal Bond Fund	3/31	$2,039	$0	$0	$0	$0	$0	$2,039	$0
Strategic Municipal Opportunities Fund	3/31	$157	$0	$0	$0	$0	$0	$157	$0
Nuveen Multistate Trust II
California High Yield Municipal Bond Fund	2/28	$0	$0	$0	$0	$0	$0	$0	$0
California Municipal Bond Fund	2/28	$0	$0	$0	$0	$0	$0	$0	$0
Connecticut Municipal Bond Fund	2/28	$0	$0	$0	$0	$0	$0	$0	$0
Massachusetts Municipal Bond Fund	2/28	$0	$0	$0	$0	$0	$0	$0	$0
New Jersey Municipal Bond Fund	2/28	$0	$0	$0	$0	$0	$0	$0	$0
New York Municipal Bond Fund	2/28	$0	$0	$0	$0	$0	$0	$0	$0

		Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year End	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023
Nuveen Multistate Trust I
Arizona Municipal Bond Fund	5/31	$11	$0	$0	$0	$0	$0	$11	$0
Colorado Municipal Bond Fund	5/31	$28	$0	$0	$0	$0	$0	$28	$0
Maryland Municipal Bond Fund	5/31	$15	$0	$0	$0	$0	$0	$15	$0
New Mexico Municipal Bond Fund	5/31	$5	$0	$0	$0	$0	$0	$5	$0
Pennsylvania Municipal Bond Fund	5/31	$29	$0	$0	$0	$0	$0	$29	$0
Virginia Municipal Bond Fund	5/31	$34	$0	$0	$0	$0	$0	$34	$0
Nuveen Multistate Trust III
Georgia Municipal Bond Fund	5/31	$11	$0	$0	$0	$0	$0	$11	$0
Louisiana Municipal Bond Fund	5/31	$12	$0	$0	$0	$0	$0	$12	$0
North Carolina Municipal Bond Fund	5/31	$39	$0	$0	$0	$0	$0	$39	$0
Nuveen Multistate Trust IV
Kansas Municipal Bond Fund	5/31	$15	$0	$0	$0	$0	$0	$15	$0
Kentucky Municipal Bond Fund	5/31	$19	$0	$0	$0	$0	$0	$19	$0
Michigan Municipal Bond Fund	5/31	$18	$0	$0	$0	$0	$0	$18	$0
Missouri Municipal Bond Fund	5/31	$37	$0	$0	$0	$0	$0	$37	$0
Ohio Municipal Bond Fund	5/31	$36	$0	$0	$0	$0	$0	$36	$0
Wisconsin Municipal Bond Fund	5/31	$7	$0	$0	$0	$0	$0	$7	$0
Nuveen Managed Accounts Portfolios Trust
Municipal Total Return Portfolio	7/31	$82	$0	$0	$0	$0	$0	$82	$0
Core Impact Bond Portfolio	7/31	$0	$0	$0	$0	$0	$0	$0	$0
Emerging Markets Debt Portfolio	7/31	$0	$0	$0	$0	$0	$0	$0	$0
High Yield Portfolio	7/31	$0	$0	$0	$0	$0	$0	$0	$0
Preferred Securities and Income Portfolio	7/31	$0	$0	$0	$0	$0	$0	$0	$0
Securitized Credit Portfolio	7/31	$0	$0	$0	$0	$0	$0	$0	$0m

Appendix F

LIST OF HOLDERS OF MORE THAN 5% OF ANY CLASS OF SHARES IN EACH FUND

As of the Record Date, the following record owners of the specified Fund and class held the share amounts and corresponding percentages indicated below, which were owned either (i) beneficially by such persons or (ii) of record by such persons on behalf of customers who are the beneficial owners of such shares. Beneficial owners of 25% or more of a class of a Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders.

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Municipal Trust

Nuveen All American Municipal Bond Fund – Class A	Edward D Jones & Co. For the benefit of customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	33,185,783.1390	15.85%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	26,645,584.9190	12.73%

	MLPF&S For the Sole Benefit of its Customers Attn Fund Admin SEC 974T2 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	22,309,975.0940	10.66%

	Morgan Stanley Smith Barney LLC For the exclusive benefit of its customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	18,014,937.0260	8.60%

	National Financial Services LLC For the exclusive benefit of our customers Attn Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	14,281,951.5220	6.82%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	13,955,905.6730	6.67%

	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	13,364,489.8140	6.38%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	12,538,255.3360	5.99%

	Raymond James Omnibus for Mutual Funds Attn: Courney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	11,420,674.2260	5.46%
	JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers 4 Chase Metrotech Ctr., 3rd Fl. Mutual Fund Department Brooklyn, NY 11245-0003	11,325,277.9970	5.41%

Nuveen All American Municipal Bond Fund – Class I	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	33,438,245.1450	15.82%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	23,366,575.2430	11.06%

	MLPF&S For the Sole Benefit of its Customers Attn Fund Admin SEC 97NE4 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	19,889,333.1150	9.41%

	Band & Co. C/o US Bank P.O. Box 1787 Milwaukee, WI 53201-1787	16,082,806.8020	7.61%

	Charles Schwab & Co. Inc. For the Benefit of their Customers 211 Main St. San Francisco, CA 94105-1901	13,479,912.9320	6.38%

	UBS WM USA 0O0 11011 6100 Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	13,409,422.0120	6.35%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07130-1995	13,317,829.4060	6.30%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	12,787,915.4940	6.05%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	11,193,312.9240	5.30%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	11,120,853.9320	5.26%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	11,044,263.1630	5.23%

Nuveen All American Municipal Bond Fund – Class C	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	2,876,909.7360	18.66%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	2,519,278.9020	16.34%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	2,136,156.2580	13.85%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	1,406,405.3070	9.12%

	MLPF&S For the Sole Benefit of its Customers Attn Fund Admin SEC 97BM0 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	1,314,043.6480	8.52%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	1,107,392.8070	7.18%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	838,188.5070	5.44%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen All American Municipal Bond Fund – Class R6	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	8,077,319.6580	55.10%
	Wells Fargo Bank NA FBO Omnibus Cash P.O. Box 1533 Minneapolis, MN 55480-1533	4,676,069.8830	31.90%
	SEI Private Trust Company C/o Truist ID 866 Attn Mutual Fund Admin 1 Freedom Valley Drive Oaks, PA 19456-9989	1,094,398.3450	7.47%

Nuveen High Yield Municipal Bond Fund – Class A	Morgan Stanley Smith Barney LLC For the exclusive benefit of its customers 1 New York Plz. Fl. 12 New York, NY 10004-1965	71,175,399.3100	15.38%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	70,262,527.6030	15.18%

	MLPF&S For its Customers Attn Fund Admn 97E84 4800 Deer Lake Dr. E., Floor 3 Jacksonville, FL 32246-6484	55,529,940.6470	12.00%

	National Financial Services LLC For the exclusive benefit of our customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	47,326,647.8280	10.23%

	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	35,810,434.5980	7.74%

	Charles Schwab & Co. Inc. For the benefit of their customers 211 Main St. San Francisco, CA 94105-1901	26,610,744.8470	5.75%

	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	461,968.7480	5.32%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	26,180,387.6790	5.66%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	24,634,172.2980	5.32%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	24,023,912.3410	5.19%

Nuveen High Yield Municipal Bond Fund – Class I	MLPF&S For its Customers Attn Fund Admn 97E84 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	72,520,672.7750	12.64%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	63,132,282.9650	11.00%

	Charles Schwab & Co. Inc. For the Benefit of their Customers 211 Main St. San Francisco, CA 94105-1901	62,389,687.8580	10.87%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	58,079,574.2760	10.12%

	UBS WM USA 0O0 11011 6100 Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	57,168,756.5850	9.96%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07130-1995	56,162,697.7270	9.79%
	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	54,443,081.7180	9.49%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	45,883,236.8840	8.00%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	33,073,429.4830	5.76%

Nuveen High Yield Municipal Bond Fund – Class C	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	14,139,852.1830	24.28%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	6,121,862.6320	10.51%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	6,102,451.7640	10.48%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	5,905,951.4320	10.14%

	Charles Schwab & Co. Inc. Special Custody A/C for the Exclusive Benefit of Customer 211 Main Street San Francisco, CA 94105-1901	5,890,491.4240	10.11%

	MLPF&S For its Customers Attn Fund Admin 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	4,327,251.0620	7.43%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	3,404,879.6400	5.85%

Nuveen High Yield Municipal Bond Fund – Class R6	MLPF&S For the Sole Benefit of its Customers Attn Fund Admin SEC 973F5 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	22,462,748.5620	43.99%

	Wells Fargo Bank NA FBO Omnibus Cash P.O. Box 1533 Minneapolis, MN 55480-1533	21,677,323.2530	42.45%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Intermediate Duration Municipal Bond Fund – Class A	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	18,617,803.2310	20.69%

	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	10,838,469.5410	12.04%

	MLPF&S For the Benefit of its Customers Attn Fund Admn/ 97GX8 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	9,254,814.6480	10.28%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	9,132,498.2990	10.15%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07130-1995	5,911,815.9170	6.57%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	5,649,232.6690	6.28%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	4,917,685.3350	5.46%

Nuveen Intermediate Duration Municipal Bond Fund – Class I	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	98,634,539.2500	12.86%

	JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers 4 Chase Metrotech Ctr. 3rd Fl. Mutual Fund Department Brooklyn, NY 11245-0003	97,231,676.7010	12.68%

	Charles Schwab & Co. Inc. For the Benefit of their Customers 211 Main St. San Francisco, CA 94105-1901	74,868,576.4550	9.76%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	MLPF&S For the Benefit of its Customers Attn Fund Admn/ 98598 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	70,183,669.1070	9.15%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	60,075,596.8930	7.84%

	SEI Private Trust Company C/o TIAA-SWP 1 Freedom Valley Drive Oaks, PA 19456-9989	55,871,621.5410	7.29%

	Wells Fargo Bank NA FBO Omnibus Cash P.O. Box 1533 Minneapolis, MN 55480-1533	49,726,843.6930	6.49%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	46,369,133.6730	6.05%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07130-1995	43,696,437.5090	5.70%

Nuveen Intermediate Duration Municipal Bond Fund – Class C	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,220,185.9260	28.34%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	550,286.4660	12.78%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	495,947.7450	11.52%

	MLPF&S For the Benefit of its Customers Attn Fund Admn/ 97GX9 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	410,573.2360	9.54%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	376,116.8390	8.74%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	275,577.9850	6.40%

Nuveen Limited Term Municipal Bond Fund – Class A	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	13,525,769.7500	14.58%

	MLPF&S For the Sole Benefit of its Customers Attn Fund Admin SEC 973N5 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	12,939,943.8670	13.95%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	10,974,762.8890	11.83%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07130-1995	10,467,596.7520	11.28%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	9,988,456.0620	10.76%

	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	7,044,205.6750	7.59%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	5,328,340.7120	5.74%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	4,748,015.1260	5.12%

Nuveen Limited Term Municipal Bond Fund – Class I	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	78,686,785.3670	18.41%

	MLPF&S For the Sole Benefit of its Customers Attn Fund Admin SEC 97NE6 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	49,090,993.6860	11.49%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	49,043,250.1680	11.48%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	40,261,707.4940	9.42%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	38,605,895.9420	9.03%

	Wells Fargo Bank NA FBO Omnibus Cash P.O. Box 1533 Minneapolis, MN 55480-1533	33,616,236.5880	7.87%

	Charles Schwab & Co. Inc. For the Benefit of their Customers 211 Main St. San Francisco, CA 94105-1901	27,098,077.4410	6.34%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07130-1995	23,797,638.2930	5.57%

Nuveen Limited Term Municipal Bond Fund – Class C	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	818,763.7970	23.61%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	717,249.1160	20.68%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	411,162.0230	11.85%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	306,923.2100	8.85%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	210,256.9420	6.06%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	184,681.5980	5.32%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Short Duration High Yield Municipal Bond Fund – Class A	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	22,679,157.3420	20.97%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	13,567,374.5430	12.54%

	MLPF&S For the Sole Benefit of its Customers Attn Fund Admin SEC 973N5 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	11,178,101.6180	10.33%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	8,553,021.4090	7.91%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07130-1995	7,938,451.5670	7.34%

	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	7,922,649.3450	7.32%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	7,548,530.9220	6.98%

	UBS WM USA 0O0 11011 6100 Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	6,663,799.3180	6.16%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	5,557,208.5970	5.14%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Short Duration High Yield Municipal Bond Fund – Class I	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07130-1995	52,402,883.6500	14.31%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	48,691,079.9100	13.29%

	UBS WM USA 0O0 11011 6100 Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	37,638,479.8470	10.28%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	37,473,817.7410	10.23%

	MLPF&S For the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	34,584,350.8620	9.44%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	23,271,488.8060	6.35%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	22,296,070.6280	6.09%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	21,951,603.1280	5.99%

Nuveen Short Duration High Yield Municipal Bond Fund – Class C	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	2,546,341.2720	22.44%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	2,494,022.2870	21.98%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	MLPF&S For the Benefit of its Customers Attn Fund Admn/ 98598 44800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	1,361,171.3230	12.00%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	1,057,961.6840	9.32%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	1,051,735.3190	9.27%

Nuveen Strategic Municipal Opportunities Fund – Class A	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	5,633,192.0500	27.23%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	3,870,684.8750	18.71%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	2,620,891.2470	12.67%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,958,118.7670	9.47%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	1,639,960.8590	7.93%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	1,135,837.5220	5.49%

	JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers 4 Chase Metrotech Ctr. 3rd Fl. Mutual Fund Department Brooklyn, NY 11245-0003	1,128,413.6300	5.46%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Strategic Municipal Opportunities Fund – Class C	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	740,875.1140	26.42%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	503,357.0820	17.95%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	353,689.6030	12.61%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	328,452.7240	11.71%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	253,553.8640	9.04%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	239,745.1420	8.55%

Nuveen Strategic Municipal Opportunities Fund – Class I	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	20,273,904.9050	23.22%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	11,119,803.6230	12.74%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07130-1995	10,488,609.2840	12.01%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	8,271,775.6280	9.47%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	8,041,945.5930	9.21%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	7,918,165.3850	9.07%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	5,965,787.6800	6.83%

Nuveen Arizona Municipal Bond Fund – Class A	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,297,433.7230	18.49%

	MLPF&S For the Benefit of its Customers Attn Fund Admn 97E76 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	1,118,705.2010	15.95%

	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	810,930.1510	11.56%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	583,515.6440	8.32%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	500,811.3510	7.14%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	423,183.0570	6.03%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	382,596.9020	5.45%

Nuveen Arizona Municipal Bond Fund – Class I	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	1,576,812.3080	16.24%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	1,567,674.9350	16.15%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	997,578.5440	10.28%

	Band & C.. C/o US Bank P.O. Box 1787 Milwaukee, WI 53201-1787	948,743.4960	9.77%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	794,020.3200	8.18%

	MLPF&S For its Customers Attn Fund Admn 979D4 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	515,603.9070	5.31%

Nuveen Arizona Municipal Bond Fund – Class C	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	103,514.7960	31.45%

	MLPF&S For its Customers Attn Fund Admn 97GX6 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	39,499.6810	12.00%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	34,287.8460	10.42%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	29,963.5390	9.10%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	28,263.7190	8.59%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	27,008.5610	8.21%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	23,420.4410	7.12%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	16,956.9110	5.15%

Nuveen Colorado Municipal Bond Fund – Class A	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	3,829,427.8590	24.10%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	3,666,909.0840	23.08%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07130-1995	1,220,036.8200	7.68%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	1,144,340.2020	7.20%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	927,370.3240	5.84%

Nuveen Colorado Municipal Bond Fund – Class I	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	7,368,770.2270	25.79%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	5,037,909.3550	17.63%

	Band & Co. C/o US Bank P.O. Box 1787 Milwaukee, WI 53201-1787	2,368,440.4540	8.29%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	2,129,231.6730	7.45%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,727,299.2740	6.04%

	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	1,459,750.8940	5.11%

Nuveen Colorado Municipal Bond Fund – Class C	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	285,868.5340	27.23%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	134,991.1140	12.86%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	134,056.6800	12.77%

	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	94,787.1640	9.03%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	77,932.1070	7.42%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	60,707.1760	5.78%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	57,087.2740	5.44%

Nuveen Maryland Municipal Bond Fund – Class A	MLPF&S For the Benefit of its Customers Attn Fund Admn/ 97E83 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	2,094,762.5890	23.28%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	1,282,927.5710	14.26%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,021,077.6510	11.35%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	968,470.6860	10.76%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	906,874.1320	10.08%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	450,103.0940	5.00%

Nuveen Maryland Municipal Bond Fund – Class I	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	5,027,930.0840	31.35%

	SEI Private Trust Company C/o TIAA-SWP 1 Freedom Valley Drive Oaks, PA 19456-9989	2,926,097.8300	18.25%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	1,146,839.6990	7.15%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	1,049,044.6810	6.54%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	975,645.2220	6.08%

Nuveen Maryland Municipal Bond Fund – Class C	MLPF&S F For the Benefit of its Customers Attn Fund Admn 97GX7 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	134,069.6900	27.61%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	84,905.3950	17.49%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	62,822.4030	12.94%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	40,340.1720	8.31%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	27,049.2950	5.57%

Nuveen New Mexico Municipal Bond Fund – Class A	MLPF&S For the Sole Benefit of its Customers Attn Fund Admin SEC 97AF5 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	801,414.7640	16.41%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	782,259.7290	16.02%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	654,751.6060	13.41%

	UBS WM USA 0O0 11011 6100 Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	375,667.8900	7.69%

	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	326,706.2900	6.69%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	325,471.8300	6.66%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07130-1995	311,367.0010	6.38%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	291,774.6930	5.97%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	270,771.7080	5.54%

Nuveen New Mexico Municipal Bond Fund – Class I	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	538,317.2470	17.04%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	392,651.5410	12.43%

	SEI Private Trust Company C/O TIAA-SWP 1 Freedom Valley Drive Oaks, PA 19456-9989	330,920.8720	10.48%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07130-1995	216,035.5790	6.84%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	202,367.8570	6.41%

	MLPF&S For the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	174,708.7900	5.53%

	UBS WM USA 0O0 11011 6100 Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	171,809.3780	5.44%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen New Mexico Municipal Bond Fund – Class C	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	37,534.6870	25.39%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations P.O. Box 509046 San Diego, CA 92150-9046	31,346.6490	21.21%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	20,318.5110	13.75%

	UBS WM USA 0O0 11011 6100 Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	19,877.0550	13.45%

	MLPF&S For the Sole Benefit of its Customers Attn Fund Admn SEC 97NE1 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	10,038.9850	6.79%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	9,999.2580	6.76%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	9,881.5250	6.68%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	8,785.3580	5.94%

Nuveen Pennsylvania Municipal Bond Fund – Class A	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07130-1995	4,194,129.605	25.07%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	2,639,780.3650	15.78%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	1,398,713.7750	8.36%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	1,202,270.2610	7.19%

	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	852,122.1570	5.09%

Nuveen Pennsylvania Municipal Bond Fund – Class I	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	8,229,442.4390	32.75%

	Wells Fargo Bank, NA FBO Omnibus Cash P.O. Box 1533 Minneapolis, MN 55480-1533	3,131,149.3170	12.46%

	SEI Private Trust Company C/o TIAA-SWP 1 Freedom Valley Drive Oaks, PA 19456-9989	2,264,670.7190	9.01%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	1,744,112.6260	6.94%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,536,219.2120	6.11%

Nuveen Pennsylvania Municipal Bond Fund – Class C	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	294,739.3950	27.43%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	118,823.6060	11.06%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	118,704.5390	11.05%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	102,128.7640	9.50%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	58,876.2940	5.48%

Nuveen Virginia Municipal Bond Fund – Class A	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07130-1995	3,449,466.0070	19.14%

	MLPF&S For its Customers Attn Fund Admn 97E81 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	2,506,046.8580	13.90%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,911,082.0110	10.60%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	1,791,769.7820	9.94%

	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	1,481,039.9420	8.22%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	1,342,437.4390	7.45%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	1,114,855.1510	6.18%

Nuveen Virginia Municipal Bond Fund – Class I	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	7,097,969.0250	25.89%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	3,777,899.7150	13.78%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	First Command Bank P.O. Box 901075 Fort Worth, TX 76101-2075	2,640,732.9990	9.63%

	MLPF&S For the Benefit of its Customers Attn Fund Admn 979D8 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	2,072,388.0810	7.56%

	Charles Schwab & Co. Inc. For the Benefit of their Customers 211 Main St. San Francisco, CA 94105-1901	2,062,734.3010	7.52%

	SEI Private Trust Company C/o TIAA-SWP 1 Freedom Valley Drive Oaks, PA 19456-9989	1,798,286.0830	6.56%

Nuveen Virginia Municipal Bond Fund – Class C	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	219,988.7410	20.36%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	172,725.6940	15.99%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	127,988.0450	11.85%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	99,201.2960	9.18%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	95,924.5050	8.88%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	63,711.0140	5.90%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07130-1995	59,585.9670	5.52%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	MLPF&S For its Customers Attn Fund Admn 97GX2 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	57,112.8680	5.29%

Nuveen California High Yield Municipal Bond Fund – Class A	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	14,257,121.9090	20.58%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	9,886,625.7150	14.27%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07130-1995	9,827,515.0680	14.19%

	MLPF&S For its Customers Attn Fund Admn 97E84 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	6,131,717.3610	8.85%

	Charles Schwab & Co. Inc. For the Benefit of their Customers 211 Main St. San Francisco, CA 94105-1901	4,338,102.0970	6.26%

	UBS WM USA 0O0 11011 6100 Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	3,938,293.2670	5.68%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	3,754,290.1940	5.42%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	3,586,666.7630	5.18%

Nuveen California High Yield Municipal Bond Fund – Class I	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	10,271,458.7050	16.39%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	8,567,323.7840	13.67%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	7,465,838.7470	11.91%

	MLPF&S For the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	7,378,206.5030	11.77%

	UBS WM USA 0O0 11011 6100 Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	6,220,680.0430	9.93%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	5,908,677.3190	9.43%

	Charles Schwab & Co. Inc. Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	5,253,072.7590	8.38%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07130-1995	3,625,206.9530	5.78%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	3,150,164.9710	5.03%

Nuveen California High Yield Municipal Bond Fund – Class C	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,454,394.0060	33.43%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	447,773.1320	10.29%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	401,461.9910	9.23%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	382,376.1830	8.79%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	305,102.9550	7.01%

	MLPF&S For its Customers Attn Fund Admn 97E84 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	303,790.3140	6.98%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	296,896.7570	6.82%

	UBS WM USA 0O0 11011 6100 Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	235,049.5760	5.40%

Nuveen California Municipal Bond Fund – Class A	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07130-1995	26,595,739.7650	35.26%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	10,502,288.2660	13.92%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	9,338,623.0780	12.38%

	MLPF&S For the Benefit of its Customers Attn Fund Admn 97E72 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	7,017,254.7290	9.30%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen California Municipal Bond Fund – Class I	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	12,800,545.9750	14.78%

	SEI Private Trust Company C/o TIAA-SWP 1 Freedom Valley Drive Oaks, PA 19456-9989	7,460,774.4060	8.61%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	7,046,432.3550	8.14%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	6,863,886.2940	7.93%

	MLPF&S For the Benefit of its Customers Attn Fund Admn/ 975L5 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	6,640,769.5420	7.67%

	Wells Fargo Bank, NA FBO Omnibus Account P.O. Boc 1533 Minneapolis, MN 55480-1533	6,387,722.6770	7.38%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	6,385,404.1940	7.37%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	6,109,963.3420	7.05%

	UBS WM USA 0O0 11011 6100 Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	4,826,152.0740	5.57%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	4,664,614.6600	5.39%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen California Municipal Bond Fund – Class C	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,197,386.9090	39.58%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	352,944.0720	11.67%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	320,517.0040	10.59%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	211,369.0750	6.99%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	203,954.7640	6.74%

	JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers 4 Chase Metrotech Ctr. 3rd Fl. Mutual Fund Department Brooklyn, NY 11245-0003	201,565.4660	6.66%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	160,329.3050	5.30%

Nuveen Connecticut Municipal Bond Fund – Class A	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,340,188.9730	11.03%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	1,244,047.2140	10.24%

	MLPF&S For the Sole Benefit of its Customers Attn Fund Admin SEC 973F5 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	1,185,833.0460	9.76%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	1,099,352.8560	9.05%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers 4 Chase Metrotech Ctr. 3rd Fl. Mutual Fund Department Brooklyn, NY 11245-0003	901,416.7380	7.42%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07130-1995	817,220.7920	6.73%

Nuveen Connecticut Municipal Bond Fund – Class I	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	4,253,488.6870	40.89%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07130-1995	1,521,403.5230	14.63%

	UBS WM USA 0O0 11011 6100 Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	731,866.8130	7.04%

	MLPF&S For the Sole Benefit of its Customers Attn Fund Admin SEC 97NE9 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	714,106.1700	6.87%

Nuveen Connecticut Municipal Bond Fund – Class C	MLPF&S For the Sole Benefit of its Customers Attn Fund Admin SEC 97CM5 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	95,466.8010	21.50%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	68,566.3020	15.44%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	56,258.0360	12.67%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	54,371.9890	12.25%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	UBS WM USA 0O0 11011 6100 Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	46,812.1320	10.54%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	44,569.2290	10.04%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	28,043.8190	6.32%

Nuveen Multistate Trust III

Nuveen Georgia Municipal Bond Fund – Class A	National Financial Services LLC For the exclusive benefit of our customers Attn Mutual Fund Dept., 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	5,590,718.6510	44.37%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	1,574,047.2120	12.49%

	MLPF&S For the Benefit of its Customers Attn Fund Admin SEC 970C4 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	1,180,442.1640	9.37%

	Edward D Jones & Co. 12555 Manchester Rd. Saint Louis, MO 63131-3710	812,527.6930	6.45%

	Charles Schwab & Co. Inc. Attn Mutal Funds 211 Main Street San Francisco, CA 94105-1901	743,299.1290	5.90%

Nuveen Georgia Municipal Bond Fund – Class I	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	1,672,915.4010	25.80%

	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1901	1,217,681.3110	18.78%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	530,100.9890	8.17%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	MLPF&S For the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr., E Fl. 3 Jacksonville, FL 32246-6484	515,383.9170	7.95%

	National Financial Services LLC For the exclusive benefit of our customers Attn Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	441,317.9750	6.81%

	American Enterprise Investment Services Inc.ices Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	351,609.8590	5.42%

Nuveen Georgia Municipal Bond Fund – Class C	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	53,611.4460	19.64%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Operations P.O. Box 509046 San Diego, CA 92150-9046	37,798.7460	13.85%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	36,863.5260	13.51%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	32,529.5670	11.92%

	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	29,750.8510	10.90%

	UBS WM USA 0O0 11011 6100 Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken NJ, 07086-6761	24,059.4500	8.81%

	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	21,288.0740	7.80%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Louisiana Municipal Bond Fund – Class A	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	4,361,372.4820	32.77%

	Morgan Stanely Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	2,292,463.5570	17.22%

	MLPF&S For the Benefit of its Customers Attn Fund Admin SEC 70079 4800 Deer Lake Dr., E. Fl. 3 Jacksonville, FL 32246-6484	1,787,840.1610	13.43%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	722,997.7640	5.43%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	709,929.5410	5.33%

Nuveen Louisiana Municipal Bond Fund – Class I	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	1,478,261.1160	21.85%

	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl 12 New York, NY 10004-1965	1,347,488.8100	19.91%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	898,652.7590	13.28%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	798,396.8340	11.80%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	557,987.5800	8.25%

	MLPF&S For the Benefit of its Customers Attn Fund Admin / 4800 Deer Lake Dr.; E. Fl. 3 Jacksonville, FL 32246-6484	514,195.3290	7.60%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Edward D Jones & Co. 12555 Manchester Rd. Saint Louis, MO 63131-3710	355,735.3360	5.26%

Nuveen Louisiana Municipal Bond Fund – Class C	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutal Funds 211 Main Street San Francisco, CA 94105-1901	192,677.4800	24.98%

	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York, NY Plz., Fl 12 New York, NY 10004-1965	164,963.7470	21.39%

	Raymond James Omnibus For Mutal Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	122,869.9240	15.93%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	77,510.5040	10.05%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	51,038.8860	6.62%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	39,874.1720	5.17%

Nuveen North Carolina Bond Fund – Class A	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	8,724,265.5960	45.67%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	2,117,555.5790	11.08%

	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	1,583,185.3830	8.29%

	MLPF&S For the Benefit of its Customers Attn Fund Admin SEC 970C6 4800 Deer Lake Dr., Fl. 3 Jacksonville, FL 32246-6484	1,317,141.1150	6.89%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	1,113,530.4720	5.83%

Nuveen North Carolina Bond Fund – Class I	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	12,111,708.9420	35.71%

	Wells Fargo Bank, NA FBO Omnibus Account Cash P.O. Box 1533 Minneapolis, MN 55480-1533	3,710,841.5210	10.94%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Fund Trading 211 Main St. San Francisco, CA 94105-1901	3,233,410.2370	9.53%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	3,022,400.8240	8.91%

	MLPF&S For the Benefit of its Customers Attn Fund Admin/ 97NB3 4800 Deer Lake Dr., E. Fl. 3 Jacksonville, FL 32246-6484	2,372,522.5350	7.00%

Nuveen North Carolina Bond Fund – Class C	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	147,508.8620	21.15%

	American Enterprise Investment Services Inc.ices Inc. 706 2nd Ave. S. Minneapolis, MN 55402-2405	92,019.0510	13.20%

	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	63,357.6250	9.09%

	National Financial Services LLC Attn Mutual Fund Dept., 4th Floor 499 Washington, Blvd. Jersey City, NJ 07310-1995	51,623.1530	7.40%

	MLPF&S For the Benefit of its Customers Attn Fund Admin SEC 97CM8 4800 Deer Lake Dr., E. Fl. 3 Jacksonville, FL 32246-6484	46,092.7650	6.61%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	43,088.5850	6.18%

	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Funds Ops Manager 60 South Sixth Street – PO8 Minneapolis, MN 55402-4413	35,956.7100	5.16%

Nuveen Multistate Trust IV

Nuveen Kansas Municipal Bond Fund – Class A	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	3,450,177.8190	26.20%

	MLPF&S For the Benefit of its Customers Attn Fund Admin SEC 979D0 4800 Deer Lake Dr., E. Fl. 3 Jacksonville, FL 32246-6484	1,481,454.4490	11.25%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	1,353,465.2110	10.28%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	1,031,488.0940	7.83%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	970,222.5830	7.37%

	National Financial Services LLC For the Exclusive Benefit of its Customers Attn Mutual Fund Dept, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	714,577.9710	5.43%

	Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	706,643.9740	5.37%

	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	665,979.2170	5.06%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Kansas Municipal Bond Fund – Class I	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	1,903,630.3010	22.36%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	741,362.0010	8.71%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	669,833.3600	7.87%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	654,020.8160	7.68%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	605,097.0850	7.11%

	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	537,307.6590	6.31%

	MLPF&S For the Benefit of its Customers Attn Fund Admin / 4800 Deer Lake Dr., E. Fl. 3 Jacksonville, FL 32246-6484	528,954.7420	6.21%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	525,450.9040	6.17%

	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	465,735.4680	5.47%

Nuveen Kansas Municipal Bond Fund – Class C	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	101,831.4900	16.53%

	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	86,414.6720	14.02%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	81,465.3520	13.22%

Nuveen Kentucky Municipal Bond Fund – Class A	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	5,403,145.1020	28.05%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	3,366,993.7860	17.48%

	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	1,664,110.5440	8.64%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	1,225,422.5090	6.36%

	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	1,136,177.1420	5.90%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	1,130,710.7690	5.87%

Nuveen Kentucky Municipal Bond Fund – Class I	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	2,045,957.0900	32.00%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	984,529.7220	15.40%

	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	377,731.3190	5.91%

	Band & Co C/o US Bank P.O. Box 1787 Milwaukee, WI 53201-1787	377,424.6970	5.90%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	UBS WM USA O0O 1101 6100 Omni Account M/F Spec CDY A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	366,563.7140	5.73%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	331,101.9310	5.18%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	322,670.1330	5.05%

Nuveen Kentucky Municipal Bond Fund – Class C	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	116,970.3300	32.55%

	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	40,269.0310	11.20%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	39,114.4790	10.88%

	UBS WM USA 0O0 11011 6100 Spec CDY A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	34,991.6220	9.74%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	30,245.1330	8.42%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	20,801.5240	5.79%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3710	19,774.7110	5.50%

	JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers 4 Chase Metrotech Ctr. 3rd Fl. Mutual Fund Department Brooklyn, NY 11245-0003	18,207.1250	5.07%

Nuveen Michigan Municipal Bond Fund – Class A	MLPF&S For the Sole Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	1,515,970.5020	17.39%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	1,007,895.0000	11.56%

	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	873,971.0140	10.02%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	771,300.3880	8.85%

	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	603,267.9140	6.92%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	484,916.0540	5.56%

Nuveen Michigan Municipal Bond Fund – Class I	Charles Schwab & Co. Inc. For the Benefit of their Customers P.O. Box 173797 211 Main St. San Francisco, CA 94105-1901	4,769,641.3940	30.50%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	4,675,119.6680	29.90%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	SEI Private Trust Company C/0 TIAA-SWP 1 Freedom Valley Drive Oaks, PA 19456-9989	1,061,574.5520	6.79%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	823,720.3710	5.27%

Nuveen Michigan Municipal Bond Fund – Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	95,154.2140	17.19%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	81,859.0540	14.79%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	81,791.6810	14.77%

	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	76,786.3260	13.87%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	62,066.1870	11.21%

	MLPF&S For the Benefit of its Customers Attn Fund Admin 97GW2 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	53,776.3520	9.71%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	31,853.1950	5.75%

Nuveen Missouri Municipal Bond Fund – Class A	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	11,084,642.6460	41.46%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	2,333,370.5710	8.73%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Markt Street Saint Louis, MO 63103-2523	2,176,561.4650	8.14%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	2,016,495.5170	7.54%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	1,973,047.8950	7.38%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	1,712,156.0920	6.40%

Nuveen Missouri Municipal Bond Fund – Class I	Band & Co C/o US Bank P.O. Box 1787 Milwaukee, WI 53201-1787	6,377,104.6010	28.76%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	3,210,934.3970	14.48%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	3,157,307.7180	14.24%

	American Enterprise Investment SVC 707 2nd Ave. S. Minneapolis, MN 55402-2405	1,716,537.7220	7.74%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	1,249,038.5870	5.63%

	MLPF&S For the Benefit of its Customers Attn Fund Admin / 4800 Deer Lake Dr., E. Fl. 3 Jacksonville, FL 32246-6484	1,232,904.7720	5.56%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Edward D Jones & Co. 12555 Manchester Rd. Sain Louis, MO 63131-3710	1,206,365.7310	5.44%

Nuveen Missouri Municipal Bond Fund – Class C	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	233,789.4590	21.77%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	188,988.6990	17.60%

	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	150,431.5800	14.01%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	86,579.8810	8.06%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94104-1901	78,476.7860	7.31%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	73,352.3530	6.83%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	65,964.8400	6.14%

Nuveen Ohio Municipal Bond Fund – Class A	National Financial Services LLC Attn Mutual Fund Dept., 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	4,638,718.5330	18.44%

	MLPF&S For the Benefit of its Customers Attn Fund Admin 97E84 4800 Deer Lake Dr., E. Floor 3 Jacksonville, FL 32246-6484	3,072,570.4850	12.21%

	American Enterprise Investment Services Inc. FBO #41999970 707 2nd Ave S. Minneapolis, MN 55402-2405	1,767,108.0750	7.02%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	1,647,379.5530	6.55%

	UBS WM USA 0O0 1101 6100 Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	1,618,522.8050	6.43%

	Charles Schwab & Co. Inc. For the Benefit of their Customers PO Box 173797 211 Main St. San Francisco, CA 94105-1901	1,617,668.5220	6.43%

	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	1,534,681.8900	6.10%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	1,449,330.6820	5.76%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	1,374,719.3860	5.46%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	1,265,458.0280	5.03%

Nuveen Ohio Municipal Bond Fund – Class I	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	3,283,642.7320	11.46%

	Band & Co C/o US Bank P.O. Box 1787 Milwaukee, WI 53201-1787	3,190,927.4220	11.14%

	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	2,546,569.6120	8.89%

	UBS WM USA 0O0 11011 6100 Spec CDY A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	2,516,176.7240	8.79%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	2,408,804.5770	8.41%

	Charles Schwab & Co. Inc. For the Benefit of their Customers P O Box 173797 211 Main St. San Francisco, CA 94105-1901	2,320,131.7980	8.10%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	2,068,004.4420	7.22%

	MLPF&S For the Benefit of its Customers Attn Fund Admn. 975B2 4800 Deer Lake Dr., E. Floor 3 Jacksonville, FL 32246-6484	1,921,202.8610	6.71%

	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	1,639,456.3280	5.72%

Nuveen Ohio Municipal Bond Fund – Class C	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07399-0002	176,947.4350	18.82%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	107,537.3130	11.44%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	96,459.7460	10.26%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	78,839.5700	8.38%

	MLPF&S For the Benefit of its Customers Attn Fund Admn. 97GY8 48000 Deer Lake Dr., E. Floor 3 Jacksonville, FL 32246-6484	76,271.0420	8.11%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	73,447.6510	7.81

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	68,109.4110	7.24%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	67,510.6480	7.18%

	UBS WM USA 0O0 11011 6100 Omni Account M/F Spec CDY A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	59,098.5760	6.29%

Nuveen Wisconsin Municipal Bond Fund – Class A	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	1,306,784.8260	24.01%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	594,611.5420	10.93%

	JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers 4 Chase Metrotech Ctr. 3rd Fl. Mutual Fund Department Brooklyn, NY 11245-0003	566,987.0170	10.42%

	LPL Financial Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	508,438.7830	9.34%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	459,256.9900	8.44%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	374,612.4160	6.88%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	321,345.6380	5.90%

	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	277,384.6530	5.10%

Nuveen Wisconsin Municipal Bond Fund – Class I	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	494,580.8280	18.00%

	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	342,398.6900	12.46%

	Charles Schwab & Co Inc. For the benefit of their Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94104-1901	296,373.1070	10.79%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	277,276.7450	10.09%

	Band & Co C/o US Bank P.O. Box 1787 Milwaukee, WI 53201-1787	225,541.1100	8.21%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	224,446.6460	8.17%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept., 4th Floor 499 Washington, Blvd. Jersey City, NJ 07310-1995	209,341.2150	7.62%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	194,912.3670	7.10%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	143,601.2900	5.23%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Wisconsin Municipal Bond Fund – Class C	Charles Schwab & Co. Inc. For the Benefit of their Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	150,389.9280	33.19%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr.. San Diego, CA 92121-3091	47,275.0010	10.43%

	UBS WM USA 0O0 11011 6100 Omni Account M/F Spec CDY A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	37,335.0730	8.24%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	34,411.4290	7.59%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	33,986.6370	7.50%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	32,775.9310	7.23%

	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	25,105.6110	5.54%

Nuveen Managed Accounts Portfolios Trust

Municipal Total Return Managed Accounts Portfolio	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz. Fl. 12 New York, NY 10004-1965	78,703,030.0580	53.88%

	MLPF&S For the Benefit of its Customers 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	30,230,955.7450	20.70%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	16,258,069.8550	11.13%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Core Impact Bond Managed Accounts Portfolio	Teachers Insurance & Annuity Association MSC 730/01/01 730 3rd Ave. New York, NY 10017-3207	1,102,735.2410	97.97%

Nuveen Emerging Markets Debt Managed Accounts Portfolio	Teachers Insurance & Annuity Association MSC 730/01/01 730 3rd Ave. New York, NY 10017-3207	2,605,000.4900	97.97%

Nuveen High Yield Managed Accounts Portfolio	Teachers Insurance & Annuity Association MSC 730/01/01 730 3rd Ave. New York, NY 10017-3207	1,582,924.6850	91.44%

	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	139,757.0470	8.07%

Nuveen Preferred Securities and Income Managed Accounts Portfolio	Teachers Insurance & Annuity Association MSC 730/01/01 730 3rd Ave. New York, NY 10017-3207	1,578,822.7000	94.87%

Nuveen Securitized Credit Managed Accounts Portfolio	Teachers Insurance & Annuity Association MSC 730/01/01 730 3rd Ave. New York, NY 10017-3207	2,072,124.2960	82.52%
	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	414,871.2520	16.52%

Nuveen 333 West Wacker Drive Chicago, IL 60606-1286 (800) 257-8787

www.nuveen.com	MS 1123

PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT nuveen A TIAA Company EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE AT THE VIRTUAL MEETING Visit: meetnow.global/MU6Y5XM on November 20 at 2:00 p.m. Central Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. nuveen A TIAA Company Please detach at perforation before mailing. NUVEEN FUNDS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 20, 2023 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of each of Nuveen Municipal Trust, Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV and Nuveen Managed Accounts Portfolios Trust (each trust individually, a “Trust” and collectively, the “Trusts”),.on behalf of each series of each Trust, individually a “Fund,” and collectively, the “Funds”, revoking previous proxies, hereby appoints Kevin J. McCarthy, Mark L. Winget and John M. McCann, or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares of the Fund(s) that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: meetnow.global/MU6Y5XM, on Monday, November 20, 2023, at 2:00 p.m. Central Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged. The shares of Fund(s) represented hereby will be voted as indicated or FOR the proposal if no choice is indicated. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 NIT_33520_100923_BK1 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for Nuveen Funds Special Meeting of Shareholders to Be Held Virtually on November 20, 2023. The Joint Proxy Statement for this meeting is available at: https://www.nuveen.com/en-us/investments/proxy-information#mutual-funds IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD FUNDS Nuveen All-American Municipal Bond Fund Nuveen California Municipal Bond Fund Nuveen Core Impact Bond Managed Accounts Port Nuveen High Yield Managed Accounts Portfolio Nuveen Kansas Municipal Bond Fund Nuveen Louisiana Municipal Bond Fund Nuveen Michigan Municipal Bond Fund Nuveen New Jersey Municipal Bond Fund Nuveen North Carolina Municipal Bond Fund Nuveen Preferred Securities and Income Mgd Accts Port Nuveen Strategic Municipal Opportunities Fund FUNDS Nuveen Arizona Municipal Bond Fund Nuveen Colorado Municipal Bond Fund Nuveen Emerging Markets Debt Mgd Accounts Port Nuveen High Yield Municipal Bond Fund Nuveen Kentucky Municipal Bond Fund Nuveen Maryland Municipal Bond Fund Nuveen Missouri Municipal Bond Fund Nuveen New Mexico Municipal Bond Fund Nuveen Ohio Municipal Bond Fund Nuveen Securitized Credit Managed Accounts Portfolio Nuveen Virginia Municipal Bond Fund FUNDS Nuveen California High Yield Municipal Bond Fund Nuveen Connecticut Municipal Bond Fund Nuveen Georgia Municipal Bond Fund Nuveen Intermediate Duration Municipal Bond Fd Nuveen Limited Term Municipal Bond Fund Nuveen Massachusetts Municipal Bond Fund Municipal Total Return Managed Accounts Port Nuveen New York Municipal Bond Fund Nuveen Pennsylvania Municipal Bond Fund Nuveen Short Duration High Yield Municipal Bond Fund Nuveen Wisconsin Municipal Bond Fund Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X] A Proposal 1. To elect twelve (12) Board Members: 01. Joseph A. Boateng 02. Michael A. Forrester 03. Thomas J. Kenny 04. Amy B.R. Lancellotta 05. Joanne T. Medero 06. Albin F. Moschner 07. John K. Nelson 08. Loren M. Starr 09. Matthew Thornton III 10. Terence J. Toth 11. Margaret L. Wolff 12. Robert L. Young FOR ALL [ ] WITHHOLD ALL [ ] FOR ALL EXCEPT [ ] INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided B Authorized Signatures – This section must be completed for your vote to be counted. – Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) – Please print date below Signature 1 – Please keep signature within the box Signature 2 – Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx NIT 33520 xxxxxxxx